                                                                    Exhibit 10.2

Prepared by and upon recording return to:

Thomas Y. Coleman, Esq.
Orrick, Herrington & Sutcliffe LLP
400 Sansome Street
San Francisco, California 94111

                             AMENDED AND RESTATED
                                 MASTER LEASE


                          dated as of July 12, 2000,

                          SELCO SERVICE CORPORATION,

                                 as the Lessor


                                      and


                             QUANTUM CORPORATION,

                                 as the Lessee



                  Specialty Storage Product Group Facilities

This Lease is superior to a deed of trust dated as of August 22, 1997, in favor of ABN AMRO Bank N.V., San Francisco International Branch, as agent (the "Original Agent"), under the Participation Agreement, dated as of August 22,
 --------------
1997 (the "Original Participation Agreement"), among the Lessee, Lease Plan
           --------------------------------
North America, Inc., as lessor (the "Original Lessor"), the Original Agent and
                                     ---------------
the Participants. The Lessor is the successor in interest to the Original Lessor and the Original Participation Agreement has been amended and restated by the Amended and Restated Participation Agreement, dated as of July 12, 2000 (the "Participation Agreement"), among the Lessee, the Lessor, the Participants and
 -----------------------
The Bank of Nova Scotia, the successor in interest to the Original Agent (the

"Agent").  This Lease has been executed in counterparts.  To the extent, if any,
 -----
that this Lease constitutes chattel paper (as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction), no lien on this Lease may be created through the transfer or possession of any counterpart other than the original counterpart containing the receipt therefor executed by the Agent on the signature page hereof.

THIS LEASE IS NOT INTENDED TO CONSTITUTE A TRUE LEASE FOR INCOME TAX PURPOSES. SEE ARTICLE VII.
    -----------

                               TABLE OF CONTENTS


                                                                                                          Page
Article I        .....................................................................................      1

     1.1     Definitions; Interpretation..............................................................      1

Article II       .....................................................................................      1

     2.1     Acceptance and Lease of Property.........................................................      1

     2.2     Acceptance Procedure.....................................................................      2

     2.3     Lease Term...............................................................................      2

     2.4     Title....................................................................................      2

Article III      .....................................................................................      3

     3.1     Rent.....................................................................................      3

     3.2     Payment of Basic Rent....................................................................      3

     3.3     Supplemental Rent........................................................................      3

     3.4     Method of Payment........................................................................      3

Article IV       .....................................................................................      4

     4.1     Utility Charges..........................................................................      4

Article V        .....................................................................................      4

     5.1     Quiet Enjoyment..........................................................................      4

Article VI       .....................................................................................      4

     6.1     Net Lease................................................................................      4

     6.2     No Termination or Abatement..............................................................      5

Article VII      .....................................................................................      5

     7.1     Ownership of the Property................................................................      5

Article VIII     .....................................................................................      7

     8.1     Condition of the Property................................................................      7

     8.2     Possession and Use of the Property.......................................................      8

Article IX       .....................................................................................      8

     9.1     Compliance with Requirements of Law and Insurance Requirements...........................      8

Article X        .....................................................................................      9

     10.1    Maintenance and Repair; Return...........................................................      9

                               TABLE OF CONTENTS
                                  (continued)

                                                                                                            Page
Article XI       .....................................................................................      9

     11.1    Modifications, Substitutions and Replacements............................................      9

Article XII      .....................................................................................     10

     12.1    Warranty of Title........................................................................     10

     12.2    Grants and Releases of Easements.........................................................     10

Article XIII     .....................................................................................     11

     13.1    Permitted Contests Other Than in Respect of Indemnities..................................     11

Article XIV      .....................................................................................     12

     14.1    Public Liability and Workers' Compensation Insurance.....................................     12

     14.2    Hazard and Other Insurance...............................................................     12

     14.3    Coverage.................................................................................     12

     14.4    Indemnification..........................................................................     14

Article XV       .....................................................................................     14

     15.1    Casualty and Condemnation................................................................     14

     15.2    Environmental Matters....................................................................     16

     15.3    Notice of Environmental Matters..........................................................     17

Article XVI      .....................................................................................     17

     16.1    Termination by the Lessee upon Certain Events............................................     17

     16.2    Procedures...............................................................................     17

     16.3    Termination by the Lessor upon Certain Events............................................     18

     16.4    Purchase of Property.....................................................................     18

Article XVII     .....................................................................................     18

     17.1    Lease Events of Default..................................................................     18

     17.2    Remedies.................................................................................     21

     17.3    Waiver of Certain Rights.................................................................     24

     17.4    Power of Sale and Foreclosure............................................................     24

     17.5    Remedies Cumulative......................................................................     25

     17.6    Lessee's Right to Cure...................................................................     25

                               TABLE OF CONTENTS
                                  (continued)

                                                                                                          Page
Article XVIII     ......................................................................................    25

     18.1     The Lessor's Right to Cure the Lessee's Lease Defaults....................................    25

Article XIX       ......................................................................................    25

     19.1     Provisions Relating to the Lessee's Termination of this Lease or Exercise of Purchase
              Option or Obligation and Conveyance Upon Remarketing and Conveyance Upon Certain Other
              Events....................................................................................    25

Article XX        ......................................................................................    26

     20.1     Purchase Option...........................................................................    26

     20.2     Expiration Date Purchase Obligation.......................................................    27

     20.3     Acceleration of Purchase Obligation.......................................................    27

     20.4     Cash Collateral...........................................................................    27

     20.5     Partial Purchase Option Exercisable After Subdivision.....................................    28

Article XXI       ......................................................................................    29

     21.1     Renewal...................................................................................    29

Article XXII      ......................................................................................    30

     22.1     Option to Remarket........................................................................    30

     22.2     Certain Obligations Continue..............................................................    33

     22.3     Support Obligations.......................................................................    33

Article XXIII     ......................................................................................    33

     23.1     Holding Over..............................................................................    33

Article XXIV      ......................................................................................    34

     24.1     Risk of Loss..............................................................................    34

Article XXV       ......................................................................................    34

     25.1     Subletting and Assignment.................................................................    34

Article XXVI      ......................................................................................    34

     26.1     Estoppel Certificates.....................................................................    34

Article XXVII     ......................................................................................    35

     27.1     Right to Inspect..........................................................................    35

     27.2     No Waiver.................................................................................    35

                                                                                                              Page
Article XXVIII  ............................................................................................    35

     28.1     Acceptance of Surrender.......................................................................    35

Article XXIX    ............................................................................................    35

     29.1     No Merger of Title............................................................................    35

Article XXX     ............................................................................................    36

     30.1     Notices.......................................................................................    36

Article XXXI    ............................................................................................    36

     31.1     Miscellaneous.................................................................................    36

     31.2     Amendments and Modifications..................................................................    37

     31.3     Successors and Assigns........................................................................    37

     31.4     Headings and Table of Contents................................................................    37

     31.5     Counterparts..................................................................................    37

     31.6     GOVERNING LAW.................................................................................    37

     31.7     Limitations on Recourse.......................................................................    37

     31.8     Original Executed Counterpart.................................................................    38

     31.9     Usury Savings Clause..........................................................................    38

     31.10    Effect on Original Lease......................................................................    38

                                  APPENDICES

Schedule 1    Amortization of Property Improvements Cost

                                   EXHIBITS

Exhibit A     Form of Lease Supplement
Exhibit B     Form of Equipment Schedule

                                   SCHEDULE

Appendix 1    Definition and Interpretation

                       AMENDED AND RESTATED MASTER LEASE

     THIS AMENDED AND RESTATED MASTER LEASE (including all Lease Supplements and Equipment Schedules from time to time executed and delivered, this "Lease"),
                                                                    -----
dated as of July 12, 2000, between SELCO SERVICE CORPORATION, an Ohio corporation, having its principal office at 54 State Street, Albany, New York 12207, as the lessor (the "Lessor"), and QUANTUM CORPORATION, a Delaware
                           ------
corporation, having a principal office at 500 McCarthy Boulevard, Milpitas, California 95305, as the lessee (the "Lessee").
                                      ------

                             W I T N E S S E T H:

     A. WHEREAS, the Original Lessor has transferred its interests in the Land Interest, Improvements, Fixtures and Equipment to the Lessor and assigned to the Lessor the Original Lessor's interests under the Master Lease, dated as of August 22, 1997 (the "Original Lease"), between the Original Lessor and the
                      --------------
Lessee;

     B. WHEREAS, the Lessee has requested that the Original Lease be amended in certain respects at the time the Lessor acquires the Original Lessor's interests in the Land Interest, Improvements, Fixtures and Equipment, and the Lessee, the Lessor, the Participants and the Agent would like the Original Lease to be amended upon the terms and subject to the conditions set forth herein; and

     C. WHEREAS, for convenience of reference, the parties wish to restate the Original Lease as so amended in its entirety;

     NOW, THEREFORE, in consideration of the foregoing, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that the Original Lease shall be amended and restated as of the date hereof to read in its entirety as follows:

                                   ARTICLE I

     1.1  Definitions; Interpretation.  Capitalized terms used but not otherwise
          ---------------------------
defined in this Lease have the respective meanings specified in Appendix 1 to
                                                                -------------
this Lease; and the rules of interpretation set forth in Appendix 1 to this
----------                                               ------------------
Lease shall apply to this Lease.
-----

                                  ARTICLE II

     2.1  Acceptance and Lease of Property.  Effective as of the Effective Date,
          --------------------------------
the Lessor, subject to the satisfaction or waiver of the conditions set forth in
Section 6 of the Participation Agreement, hereby agrees to accept delivery of
----------------------------------------
the Land Interest to be delivered on the Land Interest Acquisition Date pursuant to the terms of the Participation Agreement, and simultaneously to lease to the Lessee hereunder for the Term (as defined in Section 2.3), the Lessor's interest
                                             -----------
in such Land Interest and the Lessor's interest in any Improvements existing thereon, and to lease to the Lessee any Improvements which thereafter may be constructed thereon and any Equipment, if any, which may be purchased, utilizing proceeds of an Advance, for use in connection therewith pursuant to the Construction Agency Agreement, this Lease or the Participation Agreement, and the Lessee hereby agrees, expressly for the direct benefit of the Lessor, to lease commencing on the Land Interest Acquisition Date from the Lessor for the Term, the Lessor's interest in such Land Interest to be delivered on such Land Interest Acquisition Date and any Improvements existing thereon and to lease any Improvements which thereafter may be constructed thereon and such Equipment pursuant to the Construction Agency Agreement, this Lease and the Participation Agreement.

     2.2  Acceptance Procedure.  (a) The Lessor hereby authorizes one or more
          --------------------
employees of the Lessee, to be designated by the Lessee, as the authorized representative or representatives of the Lessor to accept delivery on behalf of the Lessor of the Property identified on the Acquisition Request or an Equipment Schedule.

          (b) The Lessee hereby agrees that such acceptance of delivery by such authorized representative or representatives and the execution and delivery by the Lessee on the Land Interest Acquisition Date of a Lease Supplement in the form of Exhibit A hereto (appropriately completed) shall, without further act,
        ---------
constitute the irrevocable acceptance by the Lessee of the Property which is the subject thereof for all purposes of this Lease and the other Operative Documents on the terms set forth therein and herein, and that the Property (including the Improvements constructed thereon) shall be deemed to be included in the leasehold estate of this Lease and shall be subject to the terms and conditions of this Lease as of the Land Interest Acquisition Date.

          (c) The Lessee hereby agrees that such acceptance of delivery by such authorized representative or representatives and the execution and delivery by the Lessee of an Equipment Schedule in the form of Exhibit B hereto
                                                   ---------
(appropriately completed) on or prior to the applicable Funding Date with respect to the acquisition of Equipment shall, without further act, constitute the irrevocable acceptance of the Equipment which is the subject thereof for all purposes of this Lease and the other Operative Documents on the terms set forth therein and herein, and that the Equipment shall be deemed to be included in the leasehold estate of this Lease and shall be subject to the terms and conditions of this Lease as of such Funding Date.

     2.3  Lease Term.  The term of this Lease (the "Term") shall begin on the
          ----------                                ----
Land Interest Acquisition Date and shall end on April 19, 2003, unless the Term is renewed or earlier terminated in accordance with the provisions of this Lease.

     2.4  Title.  The Property is leased to the Lessee without any
          -----
representation or warranty of title, condition of the Improvements or permitted uses, express or implied, by the Lessor and subject to the rights of parties in possession, the existing state of title (including, without limitation, the Permitted Exceptions) and all applicable Requirements of Law. The Lessee shall in no event have any recourse against the Lessor for any defect in or exception to title to the Property, other than for any such defect or exception constituting a Lessor Lien. The Lessee expressly waives and releases the Lessor from any common law or statutory covenant of quiet enjoyment, provided that the
                                                              --------
Lessor shall be obligated to remove Lessor Liens.

                                  ARTICLE III

     3.1  Rent. ii)  During the Term, the Lessee shall pay Basic Rent on each
          ----
Payment Date, on the date required under Section 22.1(i) in connection with the
                                         ---------------
Lessee's exercise of the Remarketing Option and on any date on which this Lease shall terminate.

          (b) Basic Rent shall be due and payable (i) during the Construction Period, in the manner set forth in Section 3.8(d) of the Participation Agreement
                                   ---------------------------------------------
and (ii) thereafter, in lawful money of the United States and shall be paid by wire transfer of immediately available funds on the due date therefor to such account or accounts at such bank or banks or to the Agent or in such other manner as the Agent shall from time to time direct.

          (c) Neither the Lessee's inability or failure to take possession of all or any portion of the Property when delivered by the Lessor, nor the Lessor's inability or failure to deliver all or any portion of the Property to the Lessee on or before the Land Interest Acquisition Date or the applicable Funding Date, whether or not attributable to any act or omission of the Lessee or any act or omission of the Lessor, or for any other reason whatsoever, shall delay or otherwise affect the Lessee's obligation to pay Rent for the Property from and after commencement of the Term.

     3.2  Payment of Basic Rent.  Basic Rent shall be paid absolutely net to the
          ---------------------
Lessor, so that this Lease shall yield to the Lessor the full amount thereof, without setoff, deduction or reduction, whether or not the Lessee's quiet possession of the Property is disturbed, except as otherwise expressed herein and in Section 13.5(e) of the Participation Agreement.
       ----------------------------------------------

     3.3  Supplemental Rent.  The Lessee shall pay to the Lessor or the Person
          -----------------
entitled thereto any and all Supplemental Rent promptly as the same shall become due and payable, and if the Lessee fails to pay any Supplemental Rent, the Lessor shall have all rights, powers and remedies provided for herein or by law or equity or otherwise in the case of nonpayment of Basic Rent. The Lessee shall pay to the Lessor, as Supplemental Rent, among other things, on demand, to the extent permitted by Applicable Law, interest at the applicable Overdue Rate on any installment of Basic Rent not paid when due for the period for which the same shall be overdue and on any payment of Supplemental Rent not paid when due or demanded by the Lessor for the period from the due date or the date of any such demand, as the case may be, until the same shall be paid. The expiration or other termination of the Lessee's obligations to pay Basic Rent hereunder shall not limit or modify the obligations of the Lessee with respect to Supplemental Rent. Unless expressly provided otherwise in this Lease, in the event of any failure on the part of the Lessee to pay and discharge any Supplemental Rent as and when due, the Lessee shall also promptly pay and discharge any fine, penalty, interest or cost which may be assessed or added under any agreement with a third party for nonpayment or late payment of such Supplemental Rent, all of which shall also constitute Supplemental Rent.

     3.4  Method of Payment.  Each payment of Rent shall be made by the Lessee
          -----------------
to the Agent by 12:00 noon, San Francisco time at the place of payment in funds consisting of lawful currency of the United States of America which shall be immediately available on the scheduled date when such payment shall be due, unless such scheduled date shall not be a Business Day, in which case such payment shall be made on the next succeeding Business Day or as otherwise required by the definition of the term "Interest Period" set forth in Appendix 1 hereto. Payments initiated after 12:00 noon, San Francisco time
----------
shall be deemed received on the next succeeding Business Day.

                                  ARTICLE IV

     4.1  Utility Charges.  The Lessee shall pay or cause to be paid all charges
          ---------------
for electricity, power, gas, oil, water, telephone, sanitary sewer service and all other rents and utilities used in or on the Property during the Term. The Lessee shall be entitled to receive any credit or refund with respect to any utility charge paid by the Lessee and the amount of any credit or refund received by the Lessor on account of any utility charges paid by the Lessee, net of the costs and expenses reasonably incurred by the Lessor in obtaining such credit or refund, shall be promptly paid over to the Lessee. All charges for utilities imposed with respect to the Property for a billing period during which this Lease expires or terminates shall be adjusted and prorated on a daily basis between the Lessor and the Lessee, and each party shall pay or reimburse the other for each party's pro rata share thereof, except that if the Lessee retains possession of the Property after termination or expiration of this Lease, no such adjustment and proration shall be made.

                                   ARTICLE V

     5.1  Quiet Enjoyment.  Subject to the rights of the Lessor contained in
          ---------------
Section 17.2 and the other terms of this Lease and so long as no Event of
------------
Default shall have occurred and be continuing, the Lessee shall peaceably and quietly have, hold and enjoy the property for the Term, free of any claim or other action by the Lessor or anyone rightfully claiming by, through or under the Lessor (other than the Lessee) with respect to any matters arising from and after the first day of the Term.

                                  ARTICLE VI

     6.1  Net Lease.  This Lease shall constitute a net lease.  It is the
          ---------
further express intent of Lessor and Lessee that the obligations of Lessor and Lessee hereunder shall be separate and independent covenants and agreements and that the Basic Rent and Supplemental Rent, and all other charges and sums payable by Lessee hereunder, shall commence at the times provided herein and shall continue to be payable in all events unless the obligations to pay the same shall be terminated pursuant to an express provision in this Lease. Any present or future law to the contrary notwithstanding, this Lease shall not terminate, nor shall the Lessee be entitled to any abatement, suspension, deferment, reduction, setoff, counterclaim, or defense with respect to the Rent, nor shall the obligations of the Lessee hereunder be affected (except as expressly herein permitted and by performance of the obligations in connection therewith) by reason of: (i) any defect in the condition, merchantability, design, construction, quality or fitness for use of the Property or any part thereof, or the failure of the Property to comply with all Requirements of Law, including any inability to occupy or use the Property by reason of such non-compliance; (ii) any damage to, removal, abandonment, salvage, loss, contamination of or Release from, scrapping or destruction of or any requisition or taking of the Property or any part thereof;

(iii) any restriction, prevention or curtailment of or interference with any use of the Property or any part thereof including eviction; (iv) any defect in title to or rights to the Property or any Lien on such title or rights or on the Property (other than Lessor Liens); (v) any change, waiver, extension, indulgence or other action or omission or breach in respect of any obligation or liability of or by the Lessor, the Agent or any Participant; (vi) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceedings relating to the Lessee, the Lessor, the Agent, any Participant, or any other Person, or any action taken with respect to this Lease by any trustee or receiver of the Lessee, the Lessor, the Agent, any Participant or any other Person, or by any court, in any such proceeding; (vii) any claim that the Lessee has or might have against any Person, including without limitation the Lessor, any vendor, manufacturer, contractor of or for the Property, the Agent or any Participant; (viii) any failure on the part of the Lessor to perform or comply with any of the terms of this Lease, any other Operative Document or any other agreement; (ix) any invalidity or unenforceability or illegality or disaffirmance of this Lease or against or by the Lessee or any provision hereof or any of the other Operative Documents or any provision of any thereof; (x) the impossibility or illegality of performance by the Lessee, the Lessor or both; (xi) any action by any court, administrative agency or other Governmental Authority; (xii) any restriction, prevention or curtailment of or interference with the construction on or any use of the Property or any part thereof; or (xiii) any other cause or circumstances whether similar or dissimilar to the foregoing and whether or not the Lessee shall have notice or knowledge of any of the foregoing. The parties intend that the obligations of the Lessee hereunder shall be covenants and agreements that are separate and independent from any obligations of the Lessor hereunder or under any other Operative Documents and the obligations of the Lessee shall continue unaffected unless such obligations shall have been modified or terminated in accordance with an express provision of this Lease.

     6.2  No Termination or Abatement.  The Lessee shall remain obligated under
          ---------------------------
this Lease in accordance with its terms and shall not take any action to terminate, rescind or avoid this Lease, notwithstanding any action for bankruptcy, insolvency, reorganization, liquidation, dissolution, or other proceeding affecting the Lessor, the Agent or any Participant, or any action with respect to this Lease or any Operative Document which may be taken by any trustee, receiver or liquidator of the Lessor, the Agent or any Participant or by any court with respect to the Lessor, the Agent or any Participant. The Lessee hereby waives all right (i) to terminate or surrender this Lease (except as provided herein) or (ii) except as otherwise provided in this Lease or the Participation Agreement with regard to withholding taxes, to avail itself of any abatement, suspension, deferment, reduction, setoff, counterclaim or defense (other than the defense of payment) with respect to any Rent. The Lessee shall remain obligated under this Lease in accordance with its terms and the Lessee hereby waives any and all rights now or hereafter conferred by statute or otherwise to modify or to avoid strict compliance with its obligations under this Lease. Notwithstanding any such statute or otherwise, the Lessee shall be bound by all of the terms and conditions contained in this Lease.

                                  ARTICLE VII

     7.1  Ownership of the Property.  (a) It is the intent of the parties hereto
          -------------------------
that: (i) this Lease constitutes an "operating lease" pursuant to Statement of Financial Accounting Standards

No. 13, as amended, for purposes of Lessee's financial reporting, and (ii) for purposes of federal, state, and local income or franchise taxes and for any other tax imposed on or measured by income, the transaction contemplated hereby is a financing arrangement and preserves ownership in the Property in the Lessee. Nevertheless, the Lessee and the Lessor acknowledge and agree that none of the Lessee, the Agent, the Lessor nor any Participant has made any representations or warranties to the Lessee concerning the tax, accounting or legal characteristics of the Operative Documents and that they have obtained and relied upon such tax, accounting and legal advice concerning the Operative Documents as they deem appropriate. Accordingly, and notwithstanding any provision of this Lease to the contrary, the Lessor and the Lessee agree and declare that: (i) the transactions contemplated hereby are intended to have a dual, rather than a single, form; and (ii) all references in this Lease to the "lease" of the Property which fail to reference such dual form do so as a matter of convenience only and do not reflect the intent of the Lessor and the Lessee as to the true form of such arrangements.

          (b) Anything to the contrary in the Operative Documents notwithstanding, the Lessor and the Lessee intend and agree that with respect to the nature of the transactions evidenced by this Lease in the context of the exercise of remedies under the Operative Documents, including, without limitation, in the case of any insolvency or receivership proceedings or a petition under the United States bankruptcy laws or any other applicable insolvency laws or statute of the United States of America or any State or Commonwealth thereof affecting the Lessee, the Lessor, or any Participant or any enforcement or collection actions, (i) the transactions evidenced by this Lease are loans made by the Lessor and the Participants as unrelated third party lenders to the Lessee secured by the Property, (ii) the obligations of the Lessee under this Lease to pay Basic Rent and Supplemental Rent or Asset Termination Value in connection with a purchase of the Property pursuant to this Lease shall be treated as payments of interest on and principal of, respectively, loans from the Lessor and the Participants to the Lessee, and
(iii) this Lease grants a security interest and mortgage or deed of trust or lien, as the case may be, in the Property and the collateral described in the Mortgage to the Lessor, the Agent and the Participants to secure the Lessee's performance under and payment of all amounts under this Lease and the other Operative Documents.

          (c) Specifically, without limiting the generality of subsection (b) of
                                                               -----------------
this Section 7.1, the Lessor and the Lessee further intend and agree that, for
----------------
the purpose of securing the Lessee's obligations for the repayment of the above-described loans from the Lessor and the Participants to the Lessee, (i) this Lease shall also be deemed to be a security agreement and financing statement within the meaning of Article 9 of the Uniform Commercial Code (and specifically, a construction mortgage, as said term is defined in Section 9-313(1)(c) of the Uniform Commercial Code) and a real property mortgage or deed of trust; (ii) the conveyance provided for in Article II shall be deemed to be a
                                              ----------
grant by the Lessee to the Lessor, the Agent and the Participants of a mortgage lien and security interest in all of the Lessee's right, title and interest in and to the Property and the collateral described in the Mortgage and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, investments, securities or other property, whether in the form of cash, investments, securities or other property (it being understood that the Lessee hereby mortgages and warrants and grants a security interest in the Property and the collateral described in the Mortgage to the Lessor, the Agent and the Participants to secure such loans); (iii) the possession by the Lessor or any of its agents of notes and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest pursuant to Section 9-305 of the Uniform Commercial Code; and (iv) all Accounts established with Defeasance Deposit Depositary Bank pursuant to the Cash Collateral Agreement shall be "security accounts" within the meaning of Section 8501 of the Uniform Commercial Code, all Collateral from time to time on deposit in any such Account shall be deemed to be a "financial asset" within the meaning of Section 8102(a)(9) of the Uniform Commercial Code, and the execution and delivery by the Lessee and the Agent of the Notice of Security Interest attached to the Cash Collateral Agreement as Attachment No. 2 and the execution and delivery of the Acknowledgement and Agreement of Depositary Bank attached to the Notice of Security Interest shall be deemed to grant to the Agent "control" of the Collateral within the meaning of Section 8106 of the Uniform Commercial Code for the purpose of perfecting a security interest in a financial asset pursuant to
Section 9115(1)(e) of the Uniform Commercial Code; provided however, if any
                                                   -------- -------
Account is determined to be a deposit account within the meaning of Section 9302(1)(g) of the Uniform Commercial Code, the Notice of Security Interest delivered pursuant to the Cash Collateral Agreement constitutes notice for the purpose of perfecting a security interest in a deposit account pursuant to that Section. The Lessor and the Lessee shall, to the extent consistent with this Lease, take such actions and execute, deliver, file and record such other documents, financing statements, mortgages and deeds of trust as may be necessary to ensure that, if this Lease were deemed to create a security interest in the Property in accordance with this Section, such security interest would be deemed to be a perfected security interest of first priority under Applicable Law and will be maintained as such throughout the Term.

          (d) Specifically, without limiting the generality of anything contained in this Section 7.1, the Lessor and the Lessee further intend and
                  -----------
agree that, for purposes of filing federal, state and local returns, reports and other statements relating to income or franchise taxes, or any other taxes imposed upon or measured by income, (i) the Lessee shall be entitled to take any deduction, credit, allowance or other reporting position consistent with its status as owner of the Property; and (ii) neither the Lessor nor the Participants shall take a position on their respective federal, state and local returns, reports and other statements relating to income or franchise taxes that is inconsistent with the Lessee's status as owner of the Property, provided that
                                                                   --------
the Lessor and any Participant may take a position that is inconsistent with the Lessee's status as owner of the Property if: (x) there has been a change in law or regulation so requiring as supported by an opinion of counsel reasonably acceptable to the Lessee that there is not substantial authority for such a consistent reporting position; or (y) (A) there has been an administrative or judicial holding that the Lessee is not the owner of the Property for such tax purposes, (B) the Lessee has no right to contest such holding pursuant to
Section 13.5 of the Participation Agreement, and (C) the Lessee's lack of right
-------------------------------------------
to contest is not the result of an Indemnitee's waiver of its right to indemnification pursuant to Section 13.5(f)(iii) of the Participation Agreement
                            ---------------------------------------------------
or failure of the amount at issue to exceed the minimum amount set forth in

Section 13.5(f)(iv)(B) of the Participation Agreement.
-----------------------------------------------------

                                 ARTICLE VIII

     8.1  Condition of the Property.  THE LESSEE ACKNOWLEDGES AND AGREES THAT
          -------------------------
ALTHOUGH THE LESSOR WILL HOLD FEE TITLE TO THE PROPERTY, THE LESSEE IS SOLELY RESPONSIBLE FOR THE IMPROVEMENTS AND ANY ALTERATIONS OR MODIFICATIONS. THE LESSEE FURTHER ACKNOWLEDGES AND AGREES THAT IT IS LEASING THE PROPERTY "AS IS" WITHOUT REPRESENTATION, WARRANTY OR COVENANT (EXPRESS OR IMPLIED) BY THE LESSOR, THE AGENT OR ANY PARTICIPANT AND IN EACH CASE SUBJECT TO (A) THE EXISTING STATE OF TITLE, (B) THE RIGHTS OF ANY PARTIES IN POSSESSION THEREOF, (C) ANY STATE OF FACTS WHICH AN ACCURATE SURVEY OR PHYSICAL INSPECTION MIGHT SHOW, AND (D) VIOLATIONS OF REQUIREMENTS OF LAW WHICH MAY EXIST ON THE DATE HEREOF. NEITHER THE LESSOR, THE AGENT NOR ANY PARTICIPANT HAS MADE OR SHALL BE DEEMED TO HAVE MADE ANY REPRESENTATION, WARRANTY OR COVENANT (EXPRESS OR IMPLIED) OR SHALL BE DEEMED TO HAVE ANY LIABILITY WHATSOEVER AS TO THE TITLE (INCLUDING BUT NOT LIMITED TO ANY IMPLIED LIABILITY RELATING TO A COVENANT OF QUIET ENJOYMENT, WHICH THE LESSEE HEREBY EXPRESSLY WAIVES), VALUE, HABITABILITY, USE, CONDITION, DESIGN, OPERATION, OR FITNESS FOR USE OF THE PROPERTY (OR ANY PART THEREOF), OR ANY OTHER REPRESENTATION, WARRANTY OR COVENANT WHATSOEVER, EXPRESS OR IMPLIED, WITH RESPECT TO THE PROPERTY (OR ANY PART THEREOF) AND NEITHER THE LESSOR, THE AGENT NOR ANY PARTICIPANT SHALL BE LIABLE FOR ANY LATENT, HIDDEN, OR PATENT DEFECT THEREIN OR THE FAILURE OF THE PROPERTY, OR ANY PART THEREOF, TO COMPLY WITH ANY REQUIREMENT OF LAW. THE FOREGOING IS SUBJECT TO THE PROVISIONS OF
SECTION 5.1 HEREOF AND SECTION 10.3(a) OF THE PARTICIPATION AGREEMENT.
-----------            ----------------------------------------------

     8.2  Possession and Use of the Property.  The Property may be used only for
          ----------------------------------
such purposes as are permitted by Applicable Law and consistent with all Insurance Requirements and in compliance with any covenants, conditions and restrictions of record and any ordinance or law affecting the use and occupancy of the Property; and provided that such uses do not Materially increase the
                     --------
liability, directly or indirectly, of the Lessor or Materially adversely affect the value, utility or remaining useful life of the Property from that which would obtain if the Property were to be used as administration, manufacturing, design, research and development and warehouse facilities. The Lessee shall pay, or cause to be paid, all charges and costs required in connection with the use of the Property as contemplated by this Lease and the Construction Agency Agreement. The Lessee shall not commit or permit any waste of the Property or any part thereof (provided, that waste shall not include ordinary wear and tear
                  --------
and damage by fire or other peril).

                                  ARTICLE IX

     9.1  Compliance with Requirements of Law and Insurance Requirements.
          --------------------------------------------------------------
Subject to the terms of Article XIII relating to permitted contests, the Lessee,
                        ------------
at its sole cost and expense, shall (a) comply with all Requirements of Law (including all Environmental Laws) and comply with all Insurance Requirements relating to the Property, including the construction, use, operation, maintenance, repair and restoration thereof and the remarketing thereof pursuant to Article XXII, whether or not compliance therewith shall
                    ------------
require structural or extraordinary changes in the Improvements or interfere with the use and enjoyment of the Property, and (b) procure, maintain and comply with all licenses, permits, orders, approvals, consents and other authorizations required for the construction, use, maintenance and operation of the Property and for the use, operation, maintenance, repair and restoration of the Improvements.

                                   ARTICLE X

     10.1  Maintenance and Repair; Return.  (a) Except for ordinary wear and
           ------------------------------
tear, the Lessee, at its sole cost and expense, shall maintain the Property in good working order, mechanical condition and repair and make all necessary repairs thereto, of every kind and nature whatsoever, whether interior or exterior, ordinary or extraordinary, structural or nonstructural or foreseen or unforeseen, in each case as required by all Requirements of Law and Insurance Requirements and on a basis consistent with the operation and maintenance of commercial properties comparable in type and location to the Property and in compliance with prudent industry practice.

          (b) The Lessor shall under no circumstances be required to build any improvements on the Property, make any repairs, replacements, alterations or renewals of any nature or description to the Property, make any expenditure whatsoever in connection with this Lease (except for Advances required under the Participation Agreement) or maintain the Property in any way. The Lessor shall not be required to maintain, repair or rebuild all or any part of the Property, and the Lessee waives any right to (i) require the Lessor to maintain, repair, or rebuild all or any part of the Property, or (ii) make repairs at the expense of the Lessor pursuant to any Requirement of Law, Insurance Requirement, contract, agreement, or covenant, condition or restriction in effect at any time during the Term.

          (c) The Lessee shall, upon the expiration or earlier termination of this Lease, vacate and surrender the Property to the Lessor in its then-current, "AS IS" condition, subject to Sections 9.1, 10.1(a), 11.1, 12.1, 15.1(e), 15.2,
                              -------------------------------------------------
20.1, 22.1 and 23.1.
-------------------

          (d) The Lessee warrants that it shall cause the Improvements currently under construction or currently planned to be constructed on the Property to be designed and constructed in a workmanlike manner and in accordance with all Requirements of Law, prior to the Outside Completion Date so that, prior to such date, such Improvements will be fit for their intended purpose.


                                  ARTICLE XI

     11.1  Modifications, Substitutions and Replacements.  (a) The Lessee, at
           ---------------------------------------------
its sole cost and expense, may at any time and from time to time make alterations, renovations, improvements and additions to the Property or any part thereof and substitutions and replacements therefor (collectively, "Modifications"); provided that: (i) no Modification shall Materially impair the
 -------------    --------
value, utility or useful life of the Property or any part thereof from that which existed immediately prior to such Modification; (ii) the Modification shall be done expeditiously and in a good and workmanlike manner; (iii) subject to the provisions of Article XIII
                                                                ------------
concerning contests, the Lessee shall comply with all Requirements of Law (including all Environmental Laws) and comply with all Insurance Requirements applicable to the Modification, including the obtaining of all permits and certificates of occupancy, and the structural integrity of the Property shall not be adversely affected; (iv) subject to the terms of Article XIII relating to
                                                        ------------
permitted contests, the Lessee shall pay all costs and expenses and shall discharge (or cause to be insured or bonded over) within sixty (60) days after the same shall be filed (or otherwise become effective) any Liens arising with respect to the Modification; and (v) such Modifications shall comply with Sections 8.2 and 10.1. All Modifications required to be made pursuant to a
---------------------
Requirement of Law generally applicable to buildings comparable to the Property or an Insurance Requirement ("Required Modification") and all Modifications
                              -------- ------------
which are replacements or substitutions of the Property, all Modifications of the utility and building services Equipment and sections of the Improvements which are not readily removable without impairing the utility or remaining useful life of the Property shall remain part of the realty and shall be subject to this Lease, and title thereto shall immediately vest in the Lessor. All other Modifications and all trade fixtures, machinery, equipment or other tangible personal property (other than Equipment or replacements or substitutions for Equipment) shall at all times be Lessee's property ("Lessee's Property") and
                                                     -----------------
Lessee may remove the same at any time during the Term, subject, however, to the terms of Section 10.1(a); provided that such trade fixtures, machinery,
         ---------------  --------
equipment or other property do not impair the value, utility or remaining useful life of the Property; provided, further, that the Lessee shall keep and maintain
                      --------  -------
at the Property and shall not remove from the Property any Equipment.

          (b) The Lessee shall deliver to the Lessor and the Agent a brief written narrative of any Modification, other than as described in the Plans and Specifications delivered by the Lessee to the Lessor and the Agent on the Land Interest Acquisition Date, to be done in connection with any Modification to the Property the cost of which is anticipated to exceed $500,000 in the aggregate.

                                  ARTICLE XII

     12.1  Warranty of Title.  (a) The Lessee agrees that except as otherwise
           -----------------
provided herein and subject to the terms of Article XIII relating to permitted
                                            ------------
contests, the Lessee shall not directly or indirectly create or allow to remain, and shall promptly discharge at its sole cost and expense, any Lien, defect, attachment, levy, title retention agreement or claim upon the Property (or the Lessor's interest therein) or any Modifications or any Lien, attachment, levy or claim with respect to the Rent or with respect to any amounts held by the Agent pursuant to the Participation Agreement or the other Operative Documents, other than Permitted Exceptions and Lessor Liens.

          (b) Nothing contained in this Lease shall be construed as constituting the consent or request of the Lessor, expressed or implied, to or for the performance by any contractor, mechanic, laborer, materialman, supplier or vendor of any labor or services or for the furnishing of any materials for any construction, alteration, addition, repair or demolition of or to the Property or any part thereof. NOTICE IS HEREBY GIVEN THAT NEITHER THE LESSOR, ANY PARTICIPANT NOR THE AGENT IS OR SHALL BE LIABLE FOR ANY LABOR, SERVICES OR MATERIALS FURNISHED OR TO BE FURNISHED TO THE LESSEE OR TO ANYONE HOLDING THE PROPERTY OR ANY PART THEREOF

THROUGH OR UNDER THE LESSEE AND THAT NO MECHANIC'S OR OTHER LIENS FOR ANY SUCH LABOR, SERVICES OR MATERIALS SHALL ATTACH TO OR AFFECT THE INTEREST OF THE LESSOR IN AND TO THE PROPERTY.

     12.2  Grants and Releases of Easements.  Provided that no Lease Event of
           --------------------------------
Default shall have occurred and be continuing and subject to the provisions of Articles VIII, IX, X and XI, the Lessor hereby consents in each instance to the
---------------------------
following actions by the Lessee, in the name and stead of the Lessor, but at the Lessee's sole cost and expense: (a) the granting of easements, licenses, rights-of-way and other rights and privileges in the nature of easements reasonably necessary or desirable for the completion of construction of the Improvements, use, repair, operation or maintenance of the Property as herein provided; (b) the release of existing easements or other rights in the nature of easements which are for the benefit of the Property; (c) the execution of petitions to have the Property annexed to any municipal corporation or utility district; and
(d) the execution of amendments to any covenants and restrictions affecting the Property; provided, however, in each case the Lessee shall have delivered to the
          --------  -------
Lessor a Responsible Officer's Certificate stating that (i) such grant, release, dedication or transfer does not materially impair the value, utility and remaining useful life of the Property, (ii) such grant, release, dedication or transfer is reasonably necessary in connection with the completion of construction of the Improvements, use, operation maintenance, alteration or improvement of the Property, (iii) the Lessee shall remain obligated under this Lease and under any instrument executed by the Lessee consenting to the assignment of the Lessor's interest in this Lease as security for indebtedness, in each such case in accordance with their terms, as though such grant, release, dedication or transfer, had not been effected, and (iv) the Lessee shall pay and perform any obligations of the Lessor under such grant, release, dedication or transfer, and (v) such easements, rights-of-way and other rights shall be subordinate and subject to the Lien of the Mortgage. Without limiting the effectiveness of the foregoing, provided that no Lease Event of Default shall
                                --------
have occurred and be continuing, the Lessor shall, upon the request of the Lessee, and at the Lessee's sole cost and expense, execute and deliver any instruments necessary or appropriate to confirm any such grant, release, dedication or transfer to any Person permitted under this Section 12.2.
                                                          ------------

                                 ARTICLE XIII

     13.1  Permitted Contests Other Than in Respect of Indemnities.  Except to
           -------------------------------------------------------
the extent otherwise provided for in Section 13 of the Participation Agreement,
                                     -----------------------------------------
the Lessee, on its own or on the Lessor's behalf but at the Lessee's sole cost and expense, may contest, by appropriate administrative or judicial proceedings conducted in good faith and with due diligence, the amount, validity or application, in whole or in part, of any Requirement of Law, or utility charges payable pursuant to Section 4.1 or any Lien, attachment, levy, encumbrance or
                    -----------
encroachment, and the Lessor agrees not to pay, settle or otherwise compromise any such item, provided that (a) the commencement and continuation of such
               --------
proceedings shall suspend the collection thereof from, and suspend the enforcement thereof against, the Property, the Lessor, the Agent and the Participants or the Lessee shall have bonded or otherwise secured such amount in a manner satisfactory to the Lessor and the Agent; (b) there shall be no risk of the imposition of a Lien (other than Permitted Exceptions or Liens for which adequate security (in the opinion of the Lessor) for payments in the event of an unsuccessful contest has been posted) on the Property and no part of the Property nor any Rent would be in any danger of being sold, forfeited, lost or deferred; (c) at no time during the permitted contest shall there be a risk of the imposition of criminal liability or material civil liability on the Lessor, the Agent or any Participant for failure to comply therewith (unless, in the case of civil liability, the Lessee shall have bonded or otherwise secured such amount in a manner satisfactory to the Lessor and the Agent); and (d) in the event that, at any time, there shall be a material risk of extending the application of such item beyond the end of the Term, then the Lessee shall deliver to the Lessor a Responsible Officer's Certificate certifying as to the matters set forth in clauses (a), (b) and (c) of this
                                          --------------------------------
Section 13.1. The Lessor, at the Lessee's sole cost and expense, shall execute
------------
and deliver to the Lessee such authorizations and other documents as may reasonably be required in connection with any such contest and, if reasonably requested by the Lessee, shall join as a party therein at the Lessee's sole cost and expense.

                                  ARTICLE XIV

     14.1  Public Liability and Workers' Compensation Insurance.  During the
           ----------------------------------------------------
Term, the Lessee shall procure and carry, at the Lessee's sole cost and expense, commercial general liability insurance, including contractual liability, for claims for injuries or death sustained by persons or damage to property while on the Property and such other public liability coverages as are ordinarily procured by Persons who own or operate similar properties and consistent with prudent business practice, which policies shall include contractual liability endorsements covering the Lessee's indemnification obligations in Section 14.4.
                                                                  ------------
Such insurance shall be on terms and in amounts (which shall be reasonably acceptable to the Lessor and in the event of liability insurance shall not require coverage in excess of $10,000,000) that are no less favorable than insurance maintained by the Lessee with respect to similar properties that it owns and that are in accordance with prudent business practice and may be provided under blanket policies maintained by or on behalf of the Lessee. The policy shall be endorsed to name the Lessor, the Agent and each Participant as additional insureds. The policy shall also specifically provide that the policy shall be considered primary insurance which shall apply to any loss or claim before any contribution by any insurance which the Lessor, the Agent or the Participants may have in force. The Lessee shall, in the construction of the Improvements and the operation of the Property (including in connection with any Modifications thereof) comply with the applicable workers' compensation laws and protect the Lessor, the Agent and the Participants against any liability under such laws.

     14.2  Hazard and Other Insurance.  During the Term, the Lessee shall keep,
           --------------------------
or cause to be kept, the Property insured against loss or damage by fire, flood, and other risks typically included in policies in the state of Colorado for facilities similar to the Property in an amount not less than the then current replacement cost of the buildings and improvements on the Property (provided,
                                                                    --------
that the Lessee's flood insurance may have a sublimit of not less than $50,000,000) and on terms that are no less favorable than insurance covering other similar properties owned or leased by the Lessee or any of its Affiliates and that are in accordance with prudent business practice. The Lessee may provide such coverage under blanket policies maintained by the Lessee. During the construction of any Improvements the Lessee shall also maintain builders' risk insurance. Each policy of insurance maintained by the Lessee pursuant to this Section 14.2 shall provide that all insurance proceeds in respect of any
     ------------
loss or occurrence shall be paid to and
adjusted solely by the Lessee except from and after the date on which the insurer receives written notice from the Lessor or the Agent that a Lease Event of Default exists (and unless and until such insurer receives written notice from the Lessor or the Agent that all Lease Events of Default have been cured), all losses shall be adjusted solely by, and all insurance proceeds shall be paid solely to, the Agent (or the Lessor if the Participation Interests have been fully paid) for application pursuant to Article XV.
                                        ----------

     14.3  Coverage.  (a) The Lessee shall furnish the Lessor and the Agent with
           --------
certificates showing the insurance required under Sections 14.1 and 14.2 to be
                                                  ----------------------
in effect and naming the Lessor, the Agent and each Participant as additional insureds and, with respect to the insurance required under Section 14.2, loss
                                                           ------------
payees along with the Lessee, as their respective interests may appear, and showing the mortgagee endorsement required by Section 14.3(c). All such
                                              ---------------
insurance shall be at the cost and expense of the Lessee. Such certificates shall include a provision for thirty (30) days' advance written notice by the insurer to the Lessor and the Agent in the event of cancellation of or any reduction to less than ninety percent (90%) of Replacement Value (or, in the case of Flood insurance, less than ninety percent (90%) of the sublimit specified in Section 14.2) in the coverage provided by such insurance.
             ------------

           (b) The Lessee agrees that the insurance policy or policies required by Sections 14.1 and 14.2 shall include (i) a clause in substantially the
   ----------------------
following form pursuant to which such policy shall provide that it will not be invalidated should the Lessee waive, in writing, prior to a loss, any or all rights of recovery against any party for losses covered by such policy, and that the insurance in favor of the Lessor, the Agent and the Participants, and their respective rights under and interests in said policies shall not be invalidated or reduced by any act or omission or negligence of the Lessee or any other Person having any interest in the Property, and (ii) a so-called "Waiver of Subrogation Clause". The Lessee hereby waives any and all such rights against the Lessor, the Agent and the Participants to the extent of payments made under such policies. The Lessor, the Agent and the Participants hereby waive all such rights against the Lessee to the extent of payments made to the Lessor under any of such policies.

           (c) All such insurance shall be written by reputable insurance companies that are financially sound and solvent and otherwise reasonably appropriate considering the amount and type of insurance being provided by such companies. Any insurance company selected by the Lessee which is rated in Best's Key Rating Guide or any successor thereto (or if there be none, an organization having a similar national reputation) shall have a general policyholder rating of "A-" and a financial rating of at least 10 in Best's Key Rating Guide or be otherwise acceptable to the Lessor, the Agent and the Required Participants. All insurance policies required by Section 14.2 shall
                                                           ------------
include a standard form mortgagee endorsement in favor of the Agent.

           (d) The Lessor shall not carry separate insurance concurrent in kind or form or contributing in the event of loss with any insurance required under this Article XIV except that the Lessor may carry separate liability insurance
     -----------
(at its sole cost) so long as (i) the Lessee's insurance is designated as primary and in no event excess or contributory to any insurance the Lessor may have in force which would apply to a loss covered under the Lessee's policy and

(ii) each such insurance policy will not cause the Lessee's insurance required under this Article XIV to be subject to a coinsurance exception of any kind.
           -----------

          (e) The Lessee shall pay as they become due all premiums for the insurance required by Section 14.1 and Section 14.2, and shall renew or replace
                      ------------     ------------
each policy prior to the expiration date thereof. Throughout the Term, at the time each of the Lessee's insurance policies is renewed (but in no event less frequently than once each year), the Lessee shall deliver to the Lessor and the Agent certificates of insurance evidencing that all insurance required by this
Article XIV is being maintained by the Lessee with respect to the Property and
-----------
is in effect.

          (f) Notwithstanding the other provisions of this Article XIV, the
                                                           -----------
Lessee may provide the insurance coverage required under this Article XIV
                                                              -----------
through its self-insurance program, so long as the Lessee remains in compliance with the Consolidated Tangible Net Worth covenant in clause (i) of Section
                                                     ---------------------
10.1(v) to the Participation Agreement.
--------------------------------------

          (g) Notwithstanding anything to the contrary contained in the Operative Documents: (i) the Lessee hereby waives, releases and discharges the Lessor, the Agent and each Participant and their agents and employees from all claims whatsoever arising out of loss, claim, expense or damage to or destruction covered or coverable by insurance required under this Article XIV
                                                                  -----------
notwithstanding that such loss, claim, expense or damage may have been caused by the Lessor, the Agent or any Participant or any of their agents or employees, and the Lessee agrees to look to the insurance coverage only in the event of such loss; and (ii) the Lessor, the Agent and the Participants hereby waive, release and discharge the Lessee and its agents and employees from all claims whatsoever arising out of loss, claim, expense, or damage to or destruction covered by insurance required under this Article XIV to the extent of payments
                                         -----------
made to the Lessor notwithstanding that such loss, claim, expense or damage may have been caused by the Lessee or any of its agents or employees.

     14.4  Indemnification.  In addition to the indemnification provisions
           ---------------
provided for in Section 13 of the Participation Agreement, to the fullest extent
                -----------------------------------------
allowed by law, the Lessee shall at all times during the Term, and to the extent resulting from acts or events occurring prior to or during the Term or during any other period when the Lessee is in possession and control of the Property, indemnify, defend and hold each Indemnitee harmless against and from any and all Claims by or on behalf of any Person arising from the construction of the Improvements or conduct or management, or from any work or things whatsoever done in or about the Property, and will further indemnify, defend and hold each Indemnitee harmless against and from any and all Claims arising during the Term of this Lease, from any condition of the Property, the Improvements or any street, curb or sidewalk adjoining the Property, or of any passageways or space therein or appurtenant thereto, or arising from any breach or default on the part of the Lessee in the performance of any covenant or agreement on the part of the Lessee to be performed, pursuant to the terms of this Lease or the Construction Agency Agreement, or arising from any act or negligence of the Lessee, its agents, servants, employees or licensees, or arising from any accident, injury or damage whatsoever caused to any Person occurring during the term of this Lease, in or about the Property, or upon the sidewalk and the land adjacent thereto, other than in any of the foregoing cases (a) any Claim resulting from a voluntary act or omission of the Indemnitee not in compliance with any of the terms of the Operative Documents not caused by or attributable to acts or omissions of the Lessee or any third party who is not an Affiliate or an employee, agent or contractor of an Indemnitee or its Affiliates, and (b) any Claim resulting from the gross negligence or willful misconduct of an Indemnitee. Any action, suit or proceeding in respect of any such Claim shall be handled in the manner set forth in Section 13.4 of the
                                                       -------------------
Participation Agreement.
-----------------------


                                  ARTICLE XV

     15.1  Casualty and Condemnation.  (a) Subject to the provisions of this
           -------------------------
Article XV and Article XVI (in the event the Lessee delivers, or is obligated to
----------     -----------
deliver, a Termination Notice), and except during the occurrence and continuation of a Lease Default, the Lessee shall be entitled to receive (and the Lessor shall pay over to the Lessee, if received by the Lessor, and hereby irrevocably assigns to the Lessee all of the Lessor's right, title and interest
in) any award, compensation or insurance proceeds to which the Lessee or the Lessor may become entitled by reason of their respective interests in the Property (i) if all or a portion of the Property is damaged or destroyed in whole or in part by a Casualty or (ii) if the use, access, occupancy, easement rights or title to the Property or any part thereof, is the subject of a Condemnation; provided, however, if a Lease Default shall have occurred and be
              --------  -------
continuing, such award, compensation or insurance proceeds shall be paid directly to the Agent or, if received by the Lessee, shall be held in trust for the Agent, and shall be paid over by the Lessee to the Agent (or, if the Participation Interests have been fully paid, to the Lessor) and held in accordance with the terms of this paragraph (a). If, contrary to such
                                  -------------
provision, any such award, compensation or insurance proceeds are paid to the Lessor or the Lessee, rather than to the Agent, the Lessor and the Lessee, as the case may be, hereby agree to transfer any such payment to the Agent. All amounts held by the Lessor or the Agent when a Lease Default exists hereunder on account of any award, compensation or insurance proceeds either paid directly to the Lessor or the Agent or turned over to the Lessor or the Agent shall either be (x) paid to the Lessee for the repair of damage caused by such Casualty or Condemnation in accordance with paragraph (e) of this Section 15.1, or (y) held
                                ----------------------------------
in an interest bearing account reasonably acceptable to the Lessor and the Lessee until applied to the purchase price of the Property on the Termination Date, with any Excess Proceeds being payable to the Lessee.

          (b) The Lessee may appear in any proceeding or action to negotiate, prosecute, adjust or appeal any claim for any award, compensation or insurance payment on account of any such Casualty or Condemnation and shall pay all expenses thereof. At the Lessee's reasonable request, and at the Lessee's sole cost and expense, the Lessor and the Agent shall participate in any such proceeding, action, negotiation, prosecution or adjustment. The Lessor and the Lessee agree that this Lease shall control the rights of the Lessor and the Lessee in and to any such award, compensation or insurance payment.

          (c) If the Lessor or the Lessee shall receive notice of a Casualty or of an actual, pending or threatened Condemnation of the Property or any interest therein, the Lessor or the Lessee, as the case may be, shall give notice thereof to the other and to the Agent promptly after the receipt of such notice.

          (d) In the event of a Casualty or receipt of notice by the Lessee or the Lessor of a Condemnation, the Lessee may deliver to the Lessor and the Agent a Termination Notice with respect to the Property pursuant to Section 16.1. If
                                                              ------------
the Lessee does not deliver a Termination Notice within seventy-five (75) days after such occurrence, then this Lease shall (subject to the terms and conditions thereof) remain in full force and effect, and the Lessee shall, at the Lessee's sole cost and expense, promptly and diligently restore the Property pursuant to paragraph (e) of this Section 15.1 and otherwise in accordance with
            ----------------------------------
this Lease.  If the Lessee delivers a Termination Notice within seventy-five
(75) days after such occurrence, a Significant Event shall irrevocably be deemed to have occurred with respect to the Property, and, in such event, this Lease shall terminate and the Lessee shall purchase the Property on the next Payment Date (but in no event later than seventy-five (75) days after such occurrence) (a "Termination Date") pursuant to Article XVI hereof.
    ----------------               -----------

          (e) If pursuant to this Section 15.1 this Lease shall continue in full
                                  ------------
force and effect following a Casualty or Condemnation, the Lessee shall, at its sole cost and expense (and, without limitation, if any award, compensation or insurance payment is not sufficient to restore the Property in accordance with this paragraph, the Lessee shall pay the shortfall), promptly and diligently repair any damage to the Property caused by such Casualty or Condemnation or substitute new Equipment for the affected Equipment in conformity with the requirements of Sections 10.1 and 11.1 using the as-built Plans and
                ----------------------
Specifications for the Property (as modified to give effect to any subsequent Modifications, any Condemnation affecting the Property and all applicable Requirements of Law) so as to restore the Property to at least the same condition, operation, function and value as existed immediately prior to such Casualty or Condemnation; provided, the substitution of any Equipment for any
                          --------
such affected Equipment previously financed with an Advance shall, at the Lessor's reasonable request, be subject to delivery of an independent third-party appraisal reasonably satisfactory to the Lessor and the Required Participants by an appraiser satisfactory to the Lessor and the Required Participants showing both (i) a current Fair Market Sales Value and (ii) expected Fair Market Sales Value as of the then current Expiration Date and the dates on which any potential Renewal Term would expire, in each case equal to or greater than such values at such dates for the Equipment being replaced. In the event of such restoration, title to the Property shall remain with the Lessor; provided, that (i) title to any such substituted equipment shall vest in the
--------
Lessor in the event that such equipment replaces Equipment previously financed with an Advance and such equipment shall constitute Equipment thereafter for all purposes of this Lease, and (ii) the Lessor shall assign all of its right, title and interest to the Lessee in any such replaced equipment in the event that such equipment replaces Equipment previously financed with an Advance without representation or warranty of any kind other than that such equipment is free of Lessor Liens. Upon completion of such restoration, the Lessee shall furnish the Lessor an architect's certificate of substantial completion and a Responsible Officer's Certificate confirming that such restoration has been completed pursuant to this Lease.

          (f) In no event shall a Casualty or Condemnation with respect to which this Lease remains in full force and effect under this Section 15.1 affect the
                                                       ------------
Lessee's obligations to pay Rent pursuant to Section 3.1 or to perform its
                                             -----------
obligations and pay any amounts due on the Expiration Date or pursuant to Articles XIX and XX.
-------------------

          (g) Any Excess Proceeds received by the Lessor or the Agent in respect of a Casualty or Condemnation shall be turned over to the Lessee, provided that
                                                                  --------
no Lease Event of Default or Lease Default has occurred and is continuing. Any Excess Proceeds which are not turned over to the Lessee due to the existence of a Lease Event of Default or a Lease Default shall be applied against the Lessee's obligations under the Lease, and any excess remaining after such obligations have been satisfied shall be paid to the Lessee.

     15.2  Environmental Matters.  Promptly upon the Lessee's actual knowledge
           ---------------------
of the presence of Hazardous Substances in any portion of the Property in concentrations and conditions that constitute an Environmental Violation, the Lessee shall notify the Lessor in writing of such condition. In the event of such Environmental Violation, the Lessee shall, not later than thirty (30) days after the Lessee has actual knowledge of such Environmental Violation, either, if such Environmental Violation is a Significant Event, deliver to the Lessor and the Agent a Responsible Officer's Certificate and a Termination Notice with respect to the Property pursuant to Section 16.1, or, if such Environmental
                                    ------------
Violation is not a Significant Event, at the Lessee's sole cost and expense, promptly and diligently commence any Response Actions necessary to investigate, remove, clean up or remediate the Environmental Violation in accordance with the terms of Section 9.1. If the Lessee does not deliver a Termination Notice with
         -----------
respect to the Property pursuant to Section 16.1, the Lessee shall, upon
                                    ------------
completion of Response Actions by the Lessee, cause to be prepared by an environmental consultant reasonably acceptable to the Lessor a report describing the Environmental Violation and the Response Actions taken by the Lessee (or its agents) for such Environmental Violation, and a statement by the consultant that the Environmental Violation has been remedied in compliance in all material respects with applicable Environmental Law. Each such Environmental Violation shall be remedied prior to the Expiration Date. Nothing in this Article XV
                                                                 ----------
shall reduce or limit the Lessee's obligations under Sections 13.1, 13.2 or 13.3
                                                     ---------------------------
of the Participation Agreement.
------------------------------

     15.3  Notice of Environmental Matters.  Promptly, but in any event within
           -------------------------------
the thirty (30) Business Days from the date the Lessee has actual knowledge thereof, the Lessee shall provide to the Lessor written notice of any material pending or threatened claim, action or proceeding involving any Environmental Law or any Release on or in connection with the Property. All such notices shall describe in reasonable detail the nature of the claim, action or proceeding and the Lessee's proposed response thereto. In addition, the Lessee shall provide to the Lessor, within thirty (30) Business Days of receipt, copies of all material written communications with any Governmental Authority relating to any Environmental Law in connection with the Property. The Lessee shall also promptly provide such detailed reports of any such Material environmental claims as may reasonably be requested by the Lessor and the Agent.

                                  ARTICLE XVI

     16.1  Termination by the Lessee upon Certain Events.  If either: (i) the
           ---------------------------------------------
Lessee or the Lessor shall have received notice of a Condemnation, and the Lessee shall have delivered to the Lessor a Responsible Officer's Certificate that such Condemnation is a Significant Condemnation; or (ii) a Casualty occurs, and the Lessee shall have delivered to the Lessor a Responsible Officer's Certificate that such Casualty is a Significant Casualty; or (iii) an

Environmental Violation occurs or is discovered and the Lessee shall have delivered to the Lessor a Responsible Officer's Certificate stating that, in the reasonable, good-faith judgment of the Lessee, the cost to remediate the same will cause the same to be a Significant Event, or (iv) if the Lessee shall not have delivered a Termination Notice with respect to such Environmental Violation described in clause (iii) but the requirements of Section 16.4 are met with
             ------------                         ------------
respect to such Environmental Violation; then, (A) the Lessee shall, simultaneously with the delivery of the Responsible Officer's Certificate pursuant to the preceding clause (i), (ii) or (iii) deliver a written notice in
                          -------------------------
the form described in Section 16.2(a) (a "Termination Notice"), or (B) if clause
                      ---------------     ------------------              ------
(iv) is applicable, the Lessor may deliver a Termination Notice pursuant to
----
Section 16.4; provided, that if such Environmental Violation was not caused by
------------
nor within the control of the Lessee, the Lessee may exercise either its Purchase Option or Remarketing Option pursuant to Section 17.2(h).
                                                  ---------------

     16.2 Procedures.  (a) A Termination Notice shall contain: (i) notice of
          ----------
termination of this Lease with respect to the Property or the affected portion thereof on a date that is no later than thirty (30) days after the occurrence of the applicable event described in clause (i), (ii) or (iii) of Section 16.1 (the
                                  -----------------------------------------
"Termination Date"), such termination to be effective upon the Lessee's payment
 ----------------
of the Asset Termination Value (or portion thereof representing the Property Cost of the affected portion of the Property); and (ii) a binding and irrevocable agreement of the Lessee to pay the Asset Termination Value and purchase the Property on the Termination Date.

          (b) On the Termination Date, the Lessee shall pay to the Lessor the Asset Termination Value (or such portion thereof, as applicable), plus all other amounts owing in respect of Rent for the Property (including Supplemental Rent) theretofore accruing, and the Lessor shall convey the Lessor's interest in the Property or such portion thereof to the Lessee (or the Lessee's designee) all in accordance with Section 19.1, as well as any Net Proceeds with respect to the
                ------------
Casualty or Condemnation giving rise to the termination of this Lease with respect to the Property theretofore received by the Lessor.

     16.3 Termination by the Lessor upon Certain Events.  If the Lessor
          ---------------------------------------------
reasonably determines that any change in, or change by a Governmental Authority in the interpretation of, any applicable law after the date hereof would result in it or any Participant being unable to continue to hold legal or beneficial title to all or any portion of the Property or, except as provided in Section
                                                                      -------
16.4 hereof, subject it or any Participant to onerous regulations or onerous
----
liability on account thereof, the Lessor may deliver a Termination Notice with respect to the Lease to the Agent, the Participants and the Lessee, such termination to be effective on the Termination Date specified therein, which date shall not be earlier than thirty (30) days following the date the notice is delivered to the Lessee. In the event the Lessor exercises its termination option, the Lessee may exercise the Remarketing Option provided in Section 22.1
                                                                   ------------
hereof by giving notice to the Lessor within ten (10) Business Days of receipt of the notice from the Lessor. If the Lessee does not exercise its Remarketing Option, the Lessee shall be obligated to purchase the Property in accordance with Section 20.2 hereof on the Termination Date for the purchase price set
     ------------
forth therein.

     16.4  Purchase of Property.  Upon receipt of any notice pursuant to Section
           --------------------                                          -------
15.2 or 15.3, the Lessor or the Required Participants, at the Lessee's expense,
---- -------
shall have the right to select an
independent environmental consultant acceptable to the Lessee, which acceptance shall not be unreasonably withheld or delayed, to determine the estimated cost of conducting any clean-up or remediation required as a result of the Environmental Violation disclosed in such notice. If such independent environmental consultant determines that the cost of any such clean-up or remediation would exceed $5,000,000, the Lessor shall, subject to the proviso at the end of Section 16.1, at the direction of the Required Participants, by
           ------------
written notice require the Lessee to purchase, or arrange for an Affiliate or other third party to purchase, the Property on the Expiration Date by delivering a Termination Notice following the requirements of Section 16.2 hereof, unless
                                                   ------------
the Environmental Violation was not caused by nor within the control of the Lessee, in which later case the provisions of Section 17.2(h) shall apply.
                                              --------------

                                 ARTICLE XVII

     17.1 Lease Events of Default.  The occurrence of any one or more of the
          -----------------------
following events (whether such event shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) shall constitute a "Lease Event of
                                                             --------------
Default":
-------

          (a) the Lessee shall fail to make payment of (i) any Basic Rent (other than a payment of Basic Rent due on the Expiration Date or Termination Date) within five (5) Business Days after the same has become due and payable, (ii) any Partial Purchase Option Price or other amounts due on a Partial Purchase Date pursuant to Section 20.5, after the same has become due and payable, or
                 ------------
(iii) Basic Rent, Purchase Option Price, Asset Termination Value or Residual Value Guarantee Amount or other amounts due on the Expiration Date or the Termination Date, including, without limitation, amounts due pursuant to Sections 16.2, 16.3, 16.4, 20.1, 20.2, 20.3 or 22.1, after the same has become
---------------------------------------------------
due and payable;

          (b) the Lessee shall fail to make payment of any Supplemental Rent (other than Supplemental Rent referred to in clause (a) of this Section) due and
                                             ----------
payable within thirty (30) days after written notice thereof;

          (c) the Lessee shall fail to maintain insurance as required by Article
                                                                         -------
XIV of this Lease, and such failure is either a failure to have in force a
---
policy of insurance substantially meeting the requirements of Article XIV, or if
                                                              -----------
such policy is in effect, then any deviation of such policy from the requirements of Article XIV is not cured within twenty (20) days after the
                -----------
earlier of (i) receipt of written notice thereof or (ii) the Lessee having knowledge thereof;

          (d) the Lessee shall fail to observe or perform any term, covenant or condition of the Lessee under this Lease, the Participation Agreement or any other Operative Document to which it is a party (other than those described in
Section 17.1(a), (b),or (c) hereof), or any representation or warranty set forth
---------------------------
in this Lease or in any other Operative Document or in any document entered into in connection herewith or therewith or in any document, certificate or financial or other statement delivered in connection herewith or therewith shall be false or inaccurate in any Material way, and such failure or misrepresentation or breach of warranty shall remain uncured for a period of thirty (30) days after receipt of written notice thereof; provided,
                                   --------
that if such failure to perform is not capable of being cured within such period but is capable of being cured within one hundred eighty (180) days after the occurrence of such default and the Lessee is proceeding diligently to cure such default, the Lessee shall be entitled to request an additional period (not to exceed one hundred eighty (180) days from the date of such default) to cure such default;

          (e) the Lessee or any of the Lessee's Subsidiaries (i) shall fail to make a payment or payments in an aggregate amount of $2,500,000 or more when due under the terms of any Funded Debt to be paid by such Person (excluding this Lease or any intercompany indebtedness between the Lessee and any of its Subsidiaries, but including any other evidence of indebtedness of the Lessee or any of its Subsidiaries to any Participant) and such failure shall continued beyond any period of grace provided with respect thereto, or (ii) shall fail to make any other payment or payments when due under or otherwise default in the observance or performance of any other agreement, term or condition contained in any such Funded Debt, and the effect of such failure or default is to cause, or permit the holder or holders thereof to cause, indebtedness in an aggregate amount of $10,000,000 or more to become due prior to its stated date of maturity; or (iii) there shall occur to exist any other event or condition which causes, or permits the holder or holders of such indebtedness to cause, indebtedness in an aggregate amount of $10,000,000 or more to become due prior to its stated date of maturity (whether through holder puts, mandatory redemptions or prepayments or otherwise);

          (f) the Lessee or any of Lessee's Material Subsidiaries (except with respect to clause (v) below) shall (i) apply for or consent to the appointment
           ----------
of a receiver, trustee, liquidator or custodian of itself or of all or a substantial part of its property, (ii) be unable, or admit in writing its inability, to pay its debts generally as they mature, (iii) make a general assignment for the benefit of it or any of its creditors, (iv) be dissolved or liquidated in full or in part, (v) no longer be Solvent; (vi) commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or consent to any such relief or to the appointment of or taking possession of its property by any official in an involuntary case or other proceeding commenced against it, or (vii) take any action for the purpose of effecting any of the foregoing;

          (g) proceedings for the appointment of a receiver, trustee, liquidator or custodian of the Lessee or any of the Lessee's Material Subsidiaries or of all or a substantial part of the property thereof, or an involuntary case or other proceedings seeking liquidation, reorganization or other relief with respect to the Lessee or any of the Lessee's Material Subsidiaries or the debts thereof under any bankruptcy, insolvency or other similar law now or hereafter in effect shall be commenced and an order for relief entered or such proceeding shall not be dismissed or discharged within sixty (60) days of commencement;

          (h) a final nonappealable judgment or order for the payment of money in excess of $10,000,000 (exclusive of amounts which are covered by insurance issued by an insurer satisfying the requirements set forth in Section 10.1(d) of
                                                              ------------------
the Participation Agreement) shall be rendered against the Lessee or any of its
---------------------------
Subsidiaries and the same shall remain undischarged and unpaid for a period of thirty (30) days during which execution shall not be effectively stayed;

          (i) any Reportable Event occurs which constitutes grounds for the termination of any Employee Benefit Plan by the PBGC or for the appointment of a trustee by the PBGC to administer any Employee Benefit Plan, or any Employee Benefit Plan shall be terminated with unfunded liabilities within the meaning of Title IV of ERISA or a trustee shall be appointed by the PBGC to administer any Employee Benefit Plan, in each case which could reasonably be expected to have a Material Adverse Effect;

          (j) any Change of Control shall occur;

          (k) a Guarantee Event of Default shall have occurred and be continuing;

          (l) if the Lessee shall not have exercised its Purchase Option pursuant to Section 20.1 hereof and the Lessee shall have validly exercised its
            ------------
Remarketing Option pursuant to Section 22.1 hereof, the Lessee shall have failed
                               ------------
(i) to consummate a sale of the Property in the manner provided therein on the Expiration Date and to pay to the Agent (or such other Person as the Agent may direct) pursuant to such Section the Residual Value Guarantee Amount and the other amounts required thereby, or (ii) to purchase the Lessor's interest in the Property on the Expiration Date as provided in Section 20.2 hereof and to pay to
                                               ------------
the Lessor the Asset Termination Value therefor on the Expiration Date as required thereby;

          (m) a Construction Agency Agreement Event of Default shall have occurred and be continuing;

          (n) the Lessee shall have abandoned or constructively abandoned all or any material portion of the Property for a period of thirty (30) consecutive days; or

          (o) an Environmental Violation shall occur that, in the reasonable opinion of the Lessor and the Required Participants, based on an Environmental Audit, constitutes a Significant Event and the Lessee shall not, within thirty
(30) days after notice from the Lessor, have delivered a Termination Notice with respect thereto pursuant to Section 16.1 hereof or, if so delivered, repurchase
                            ------------
of the Property shall not have been consummated on the Termination Date pursuant to Section 16.2 hereof; or
   ------------

          (p) the Lessee shall have elected to or be required to purchase the Property pursuant to Sections 16.3 or 16.4 hereof and such purchase shall not
                     ---------------------
have been consummated on the Termination Date pursuant to either such Section.

     17.2 Remedies.  Upon the occurrence of any Lease Event of Default and at
          --------
any time thereafter, the Lessor may, so long as such Lease Event of Default is continuing, do one or more of the following as the Lessor in its sole discretion shall determine, without limiting any other right or remedy the Lessor may have on account of such Lease Event of Default (including, without limitation, the obligation of the Lessee to purchase the Property as set forth in Section 20.3)
                                                                  ------------
upon notice to the Lessee (if not otherwise provided for below):

          (a) The Lessor may, by notice to the Lessee, rescind or terminate this Lease only as to all of the Property as of the date specified in such notice; however, (i) no reletting, reentry or taking of possession of the Property (or any portion thereof) by the Lessor will be construed as an election on the Lessor's part to terminate this Lease unless a written notice of such intention is given to the Lessee, (ii) notwithstanding any reletting, reentry or taking of possession, the Lessor may at any time thereafter elect to terminate this Lease for a continuing Lease Event of Default, (iii) no act or thing done by the Lessor or any of its agents, representatives or employees and no agreement accepting a surrender of the Property shall be valid unless the same be made in writing and executed by the Lessor and (iv) no termination pursuant to this Section shall terminate Lessee's right to cure such Lease Event of Default set forth in Section 17.6 hereof by
                                                       ------------
purchasing the Property pursuant to Section 20.1 hereof prior to such time
                                    ------------
as a foreclosure upon or sale of the Property has been completed.

          (b) The Lessor may (i) demand that the Lessee, and the Lessee shall upon the written demand of the Lessor, return the Property promptly to the Lessor in the manner and condition required by, and otherwise in accordance with all of the provisions of, Articles VIII, IX and X hereof as if the Property were
                          -----------------------
being returned at the end of the Term, and the Lessor shall not be liable for the reimbursement of the Lessee for any costs and expenses incurred by the Lessee in connection therewith and (ii) without prejudice to any other remedy which the Lessor may have for possession of the Property, and to the extent and in the manner permitted by Applicable Law, enter upon the Property and take immediate possession of (to the exclusion of the Lessee) the Property or any part thereof and expel or remove the Lessee and any other Person who may be occupying the Property, by summary proceedings or otherwise, all without liability to the Lessee for or by reason of such entry or taking of possession, whether for the restoration of damage to property caused by such taking or otherwise and, in addition to the Lessor's other damages, to the extent and in the manner permitted by Applicable Law with respect to remedies for a breach of a real estate lease, the Lessee shall be responsible for all costs and expenses incurred by the Lessor and/or the Agent or the Participants in connection with any reletting, including, without limitation, brokers' fees and all costs of any alterations or repairs made by the Lessor;

          (c) The Lessor may (i) sell all or any part of the Property at public or private sale, as the Lessor may determine, free and clear of any rights of the Lessee and without any duty to account to the Lessee with respect to such action or inaction or any proceeds with respect thereto (except to the extent required by clause (ii) below if the Lessor shall elect to exercise its rights
            -----------
thereunder) in which event the Lessee's obligation to pay Basic Rent hereunder for periods commencing after the date of such sale shall be terminated or proportionately reduced, as the case may be; and (ii) if the Lessor shall so elect, demand that the Lessee pay to the Lessor, and the Lessee shall pay to the Lessor, on the date of such sale, as liquidated damages for loss of a bargain and not as a penalty (the parties agreeing that the Lessor's actual damages would be difficult to predict, but the aforementioned liquidated damages represent a reasonable approximation of such amount) (in lieu of Basic Rent due for periods commencing on or after the Payment Date coinciding with such date of sale (or, if the sale date is not a Payment Date, the Payment Date next preceding the date of such sale)), an amount equal to (A) the excess, if any, of
(1) the Asset Termination Value calculated as of such Payment Date (including all Rent due and unpaid to and including such Payment Date), over (2) the net proceeds of such sale, if any (that is, after deducting all costs and expenses incurred by the Lessor, the Agent and the Participants incident to such conveyance, including, without limitation, repossession costs, brokerage commissions, prorations, transfer taxes, fees and expenses for counsel, title insurance fees, survey costs, recording fees, and any repair or alteration costs); plus (B) interest at the Overdue Rate on the foregoing amount from such Payment Date until the date of payment, and any excess of the sale proceeds over such Asset Termination Value and any other sums owing by the Lessee under the Operative Documents shall be remitted to the Lessee;

          (d) The Lessor may, at its option, not terminate the Lease with respect to the Property, and continue to collect all Basic Rent, Supplemental Rent, and all other amounts due the Lessor (together with all costs of collection) and enforce the Lessee's obligations under this Lease as and when the same become due, or are to be performed, and at the option of the Lessor, upon any abandonment of the Property by the Lessee or re-entry of same by the Lessor, the Lessor may, in its sole and absolute discretion, elect not to terminate this Lease and may make such reasonable alterations and necessary repairs in order to relet the Property, and relet the Property or any part thereof for such term or terms (which may be for a term extending beyond the Term of this Lease) and at such rental or rentals and upon such other terms and conditions as the Lessor in its reasonable discretion may deem advisable; and upon each such reletting all rentals actually received by the Lessor from such reletting shall be applied to the Lessee's obligations hereunder and the other Operative Documents in such order, proportion and priority as the Lessor may elect in the Lessor's sole and absolute discretion. If such rentals received from such reletting during any period be less than the Rent with respect to the Property to be paid during that period by the Lessee hereunder, the Lessee shall pay any deficiency, as calculated by the Lessor, to the Lessor on the next Payment Date;

          (e) Unless the Property has been sold in its entirety, the Lessor may, whether or not the Lessor shall have exercised or shall thereafter at any time exercise any of its rights under paragraph (b), (c) or (d) of this Section
                                      -----------------------------------------
17.2 with respect to the Property or portions thereof, demand, by written notice
----
to the Lessee specifying a date (a "Termination Date") not earlier than ten (10)
                                    ----------------
Termination Date, the Property (or the remaining portion thereof) in accordance with the provisions of Article XIX and Section 20.3;
                       -----------     ------------

          (f) The Lessor may exercise any other right or remedy that may be available to it under the Operative Documents or otherwise under Applicable Law, or proceed by appropriate court action (legal or equitable) to enforce the terms hereof or to recover damages for the breach hereof. Separate suits may be brought to collect any such damages for any period(s), and such suits shall not in any manner prejudice the Lessor's right to collect any such damages for any subsequent period(s), or the Lessor may defer any such suit until after the expiration of the Term, in which event such suit shall be deemed not to have accrued until the expiration of the Term; or

          (g) The Lessor may retain and apply against the Lessor's damages all sums which the Lessor would, absent such Lease Event of Default, be required to pay to, or turn over to, the Lessee pursuant to the terms of this Lease.

          (h) Notwithstanding anything contained in this Lease to the contrary, in the event that (A) the Lease Event of Default resulting in the exercise of remedies by the Lessor hereunder is solely the result of a Construction Agency Agreement Event of Default pursuant to

Section 5.1(b) or (c) of the Construction Agency Agreement or is a Lease
------------------------------------------------------------------------
Event of Default under Section 17.1(o) where the occurrence of such
                       ---------------
Environmental Violation was not caused by or within the control of the Lessee or under Section 10.1(d) (each, a "Specified Event of Default"), or (B) the
         ---------------           --------------------------
proviso at the end of Section 16.1 applies, the Lessee shall have the option
                      ------------
to (i) remarket the Property for one hundred eighty (180) days after the occurrence of such Specified Event of Default in accordance with Article XXII
                                                                 ------------
(which period shall constitute the Remarketing Period), with the purchase of the Property to be consummated no later than the date that is one hundred eighty (180) days following the occurrence of such Specified Event of Default (which date shall constitute the Expiration Date if such option is exercised), or (ii) exercise its Purchase Option under Section 20.1, with the purchase of
                                           ------------
the Property by the Lessee to be consummated, and the other payments required thereunder to be made to the Lessor, on the next Payment Date following the occurrence of such Specified Event of Default (which date shall constitute the Expiration Date if such option is exercised). The Lessee shall notify the Lessor within ten (10) days after the occurrence of such Specified Event of Default which option it is exercising. If the Lessee elects to remarket the Property the Lessee shall pay to the Lessor (i) the maximum Residual Value Guarantee Amount on the date it furnishes such notice of exercise of the Remarketing Option (the "Option Notice Date"), (ii) all breakage costs incurred
                         ------------------
by the Participants for the duration of all then current Interest Periods under the Participation Agreement with respect to the amount so paid following notices thereof by the Agent, (iii) Basic Rent with respect to the Tranche A Participation Interests on the amount so paid accrued to and payable on the Option Notice Date, (iv) Basic Rent when due with respect to the unpaid portion of the Tranche B Participation Interests and/or Tranche C Participation Interests to the date of sale of the Property and (v) the other payments required under Section 22.1 when required thereunder and no later than the
               ------------
Expiration Date. If the Lessee exercises neither of such options or, if one of such options is exercised but the Lessor does not receive the payments required above or by such Article or Section on the dates referred to above, such failure to exercise or failure to receive payment shall constitute a Lease Event of Default that is not a Specified Event of Default and the Lessor shall be entitled to exercise any of its remedies set forth in Sections 17.2(a) - (g).
                                                      ----------------------
If the Lessee properly exercises its Remarketing Option under this Section
                                                                   -------
17.2(h), pays the Residual Value Guarantee Amount as required above and is
-------
unable to arrange for the sale of the Property on the new Expiration Date, such failure to sell the Property shall constitute a Lease Event of Default that is not a Specified Event of Default and the Lessor shall be entitled to exercise any of its remedies set forth in Sections 17.2(a) - (g); provided that in such
                                 ----------------------  --------
event the portion of Asset Termination Value which may be recovered from the Lessee under any of such Sections shall not exceed, in addition to any other payments required by such Sections, that portion of the Asset Termination Value that remains unpaid after payment of the Residual Value Guarantee Amount as provided in this Section 17.2(h).
                 ---------------

     17.3  Waiver of Certain Rights.  If this Lease shall be terminated pursuant
           ------------------------
to Section 17.2, the Lessee waives, to the fullest extent permitted by law, (a)
   ------------
any notice of re-entry or the institution of legal proceedings to obtain re-entry or possession; (b) any right of redemption, re-entry or repossession; (c) the benefit of any laws now or hereafter in force exempting property from liability for rent or for debt or limiting the Lessor with respect to the election of remedies; and (d) any other rights which might otherwise limit or modify any of the Lessor's rights or remedies under this Article XVII.
                                                         ------------

     17.4  Power of Sale and Foreclosure.  In the event that a court of
           -----------------------------
competent jurisdiction rules that this Lease constitutes a mortgage, deed of trust or other secured financing as is the intent of the parties pursuant to
Section 7.1, and subject to the availability of such remedy under applicable
-----------
law, then the Lessor and the Lessee agree that (i) the Lessee hereby grants a Lien against the Property WITH POWER OF SALE, and that, upon the occurrence of any Lease Event of Default the Lessor shall have the power and authority, to the extent provided by law, after proper notice and lapse of such time as may be required by law, to sell the Property at the time and place of sale fixed by the Lessor in said notice of sale, either as a whole, or in separate lots or parcels or items and in such order as the Lessor may elect, at auction to the highest bidder for cash in lawful money of the United States payable at the time of sale; accordingly, it is acknowledged that A POWER OF SALE HAS BEEN GRANTED IN THIS INSTRUMENT; A POWER OF SALE MAY ALLOW THE LESSOR TO TAKE THE PROPERTY AND SELL IT WITHOUT GOING TO COURT IN A FORECLOSURE ACTION UPON DEFAULT BY THE LESSEE UNDER THIS INSTRUMENT, and (ii) upon the occurrence of a Lease Event of Default, the Lessor, in lieu of or in addition to exercising any power of sale hereinabove given, may proceed by a suit or suits in equity or at law, whether for a foreclosure hereunder, or for the sale of the Property, or against the Lessee on a recourse basis for the Asset Termination Value, or the specific performance of any covenant or agreement herein contained or in aid of the execution of any power herein granted, or for the appointment of a receiver pending any foreclosure hereunder or the sale of the Property, or for the enforcement of any other appropriate legal or equitable remedy. The parties hereto intend that, in addition to any other debt or obligation secured by the Lien granted pursuant to this Section 17.4, such Lien shall secure unpaid
                              ------------
balances of Rent and Supplemental Rent and other extensions of credit made by the Lessor to the Lessee after this Lease is delivered to the appropriate recording offices of Colorado, whether made pursuant to an obligation of the Lessee or otherwise, and such Rent and Supplemental Rent shall be secured to the same extent as if such future payment obligations of Rent and Supplemental Rent were on account of obligatory advances to be made under a construction loan; provided such obligations secured hereby at any one time shall not exceed the
--------
lesser of: (i) the maximum principal sum permitted by the laws of Colorado; or
(ii) one hundred thirty-two million Dollars ($132,000,000) together with interest or Yield thereon calculated at the rates provided in the Participation Agreement.

     17.5  Remedies Cumulative.  The remedies herein provided shall be
           -------------------
cumulative and in addition to (and not in limitation of) any other remedies available at law, equity or otherwise, including, without limitation, any mortgage foreclosure remedies.

     17.6  Lessee's Right to Cure.  Notwithstanding any provision contained in
           ----------------------
the Lease or any other Operative Agreement, if a Lease Event of Default has occurred and is continuing, the Lessee shall have the right to cure such Lease Event of Default by exercising its Purchase Option at any time prior to such time as a foreclosure upon or sale of the Property has been completed.

                                 ARTICLE XVIII

     18.1  The Lessor's Right to Cure the Lessee's Lease Defaults.  The Lessor,
           ------------------------------------------------------
without waiving or releasing any obligation or Lease Event of Default, may (but shall be under no obligation to) remedy any Lease Default or Lease Event of Default (other than those described in

Sections 7.1(g), (h) and (i))for the account and at the sole cost and expense of
----------------------------
the Lessee, including the failure by the Lessee to maintain the insurance required by Article XIV, and may, to the fullest extent permitted by law, and
            -----------
notwithstanding any right of quiet enjoyment in favor of the Lessee, enter upon the Property for such purpose and take all such action thereon as may be necessary or appropriate therefor. No such entry shall be deemed an eviction of the Lessee. All out-of-pocket costs and expenses so incurred (including fees and expenses of counsel), together with interest thereon at the Overdue Rate from the date on which such sums or expenses are paid by the Lessor, shall be paid by the Lessee to the Lessor on demand, as Supplemental Rent.

                                  ARTICLE XIX

     19.1  Provisions Relating to the Lessee's Termination of this Lease or
           ----------------------------------------------------------------
Exercise of Purchase Option or Obligation and Conveyance Upon Remarketing and
-----------------------------------------------------------------------------
Conveyance Upon Certain Other Events.  (a) In connection with any termination of
------------------------------------
this Lease pursuant to the terms of Article XVI (if the Lessee is obligated to
                                    -----------
purchase the Property), or in connection with the Lessee's exercise of its Purchase Option, Remarketing Option or Expiration Date Purchase Obligation, upon the date on which this Lease is to terminate or upon the Expiration Date, and upon tender by the Lessee of the amounts set forth in Sections 16.2(b), 17.2(h),
                                                      --------------------------
20.1, 20.2, 20.3, or 22.1 as applicable, the Lessor shall execute and deliver to
-------------------------
the Lessee (or to the Lessee's designee) at the Lessee's cost and expense a quitclaim or warranty deed to the extent required by local custom and by the Lessee's title insurance company to the extent necessary to enable the Lessee to obtain customary title insurance at closing of the Lessor's right, title and interest in the Property (which shall include a release, quitclaim and assignment of all of the Lessor's right, title and interest in and to any Net Proceeds not previously received by the Lessor), subject to the Permitted Liens and the Permitted Exceptions (other than Lessor Liens) and any encumbrance caused by the fault, neglect or intention of the Lessee, in recordable form and otherwise in conformity with local custom and free and clear of the Mortgage and any Lessor Liens attributable to the Lessor; provided that in the event a
                                             --------
warranty deed is required, the Lessee shall defend, indemnify and hold harmless the Lessor from and against any and all Claims relating to title to the Property other than Lessor Liens. The Improvements and the Equipment shall be conveyed to the Lessee "AS IS" and in their then present condition of title and physical condition.

           (b) If the Lessee properly exercises the Remarketing Option, then the Lessee shall, on the Expiration Date, and at its own cost, transfer possession of the Property to the independent purchaser thereof, by surrendering the same into the possession of the Lessor or such purchaser, as the case may be, free and clear of all Liens other than Lessor Liens, in good condition (as modified by Modifications permitted by this Lease), ordinary wear and tear excepted, in compliance with Applicable Law, and in "broom-swept clean" condition. The Lessee shall cooperate reasonably with the Lessor and the independent purchaser of the Property in order to facilitate the purchase by such purchaser of the Property which cooperation shall include the following, all of which the Lessee shall do on or before the Expiration Date: providing all books and records regarding the maintenance and ownership of the Property and all know-how, data and technical information relating thereto, providing a current copy of the "as built" Plans and Specifications for the Property, granting or assigning all licenses necessary for the operation and maintenance of the Property and cooperating reasonably in seeking and obtaining all necessary Governmental Action. The obligations of the Lessee under this paragraph shall survive the expiration or termination of this Lease.

                                  ARTICLE XX

     20.1  Purchase Option.  Without limitation of the Lessee's purchase
           ---------------
obligation pursuant to Sections 20.2, 20.3 or 20.5, unless the Lessee shall have
                       ---------------------------
given notice of its intention to exercise the Remarketing Option and the Lessor shall have entered into a binding contract to sell the Property, the Lessee shall have the option (exercisable by giving the Lessor irrevocable written notice (the "Purchase Notice") of the Lessee's election to exercise such option)
             ---------------
to purchase, or to designate a third party to purchase, the Property on the date specified in such Purchase Notice, which date shall be a Payment Date. The purchase price shall be equal to the Asset Termination Value plus all other amounts owing in respect of Rent (including Supplemental Rent) theretofore accruing (the "Purchase Option Price"). The Lessee shall deliver the Purchase
               ---------------------
Notice to the Lessor not less than thirty (30) days prior to the purchase date or as otherwise provided pursuant to Section 17.2(h). If the Lessee exercises
                                     ---------------
its option to purchase the Property pursuant to this Section 20.1 (the "Purchase
                                                     ------------       --------
Option"), the Lessor shall transfer to the Lessee all of the Lessor's right,
------
title and interest in and to the Property as of the date specified in the Purchase Notice upon receipt of the Purchase Option Price and all Rent and other amounts then due and payable under this Lease and any other Operative Document, in accordance with Section 19.l(a). The Lessee may assign the Purchase Option
                   ---------------
to a third party separately from any permitted assignment by the Lessee of its rights and obligations under Section 25.1 hereof without the consent of the
                             ------------
Lessor; provided that the Lessee shall remain primarily liable for the
        --------
performance of any such assignees in connection with the exercise of the Purchase Option in accordance with the provisions of Section 25.1 hereof.
                                                     ------------

     20.2  Expiration Date Purchase Obligation.  Unless (a) the Lessee shall
           -----------------------------------
have properly exercised the Purchase Option pursuant to Section 20.1 and
                                                        ------------
purchased the Property pursuant thereto, (b) the Lessee shall have properly exercised the Remarketing Option and shall have fulfilled all of the conditions of clauses (a) through (k) of Section 22.1 hereof and the Lessor shall have sold
   ---------------------------------------
its interest in the Property pursuant thereto, or (c) the Lessee shall have properly exercised the Renewal Option pursuant to Section 21.1 and the terms and
                                                  ------------
conditions of a Renewal Term shall have been agreed upon pursuant to such Section, then, subject to the terms, conditions and provisions set forth in this Article, and in accordance with the terms of Section 19.1(a), the Lessee shall
                                             ---------------
purchase from the Lessor, and the Lessor shall assign to the Lessee without recourse, on the Expiration Date of the Term (as such Term may be renewed pursuant to Section 21.1) all of the Lessor's right, title and interest in the
            ------------
Property (subject to all existing Liens, other than the Mortgage and Lessor Liens) for an amount equal to the Asset Termination Value. The Lessee may designate, in a notice given to the Lessor not less than ten (10) Business Days prior to the closing of such purchase (time being of the essence), the transferee or transferees to whom the conveyance shall be made (if other than to the Lessee), in which case such conveyance shall (subject to the terms and conditions set forth herein) be made to such designee; provided, however, that
                                                       --------  -------
such designation of a transferee or transferees shall not cause the Lessee to be released, fully or partially, from any of its obligations under this Lease, including, without limitation, the obligation to pay the Lessor an amount equal to the Asset Termination Value that was not fully and finally paid by such designee on such Expiration Date.

     20.3  Acceleration of Purchase Obligation.  (a) The Lessee shall be
           -----------------------------------
obligated to purchase for an amount equal to the Asset Termination Value, the Lessor's interest in the Property (notwithstanding any prior election to exercise its Purchase Option pursuant to Section 20.1) (i) automatically and
                                         ------------
without notice upon the occurrence of any Lease Event of Default specified in clause (f) or (g) of Section 17.1, and (ii) as provided for at Section 17.2(e)
---------------------------------                              ---------------
immediately upon written demand of the Lessor upon the occurrence of any other Lease Event of Default.

           (b) The Lessee shall be obligated to purchase for an amount equal to the Asset Termination Value (plus all other amounts owing in respect of Rent (including Supplemental Rent) theretofore accruing), immediately upon written demand of the Lessor, the Lessor's interest in the Property at any time during the Term when the Lessor's interest in the Property is foreclosed due to an event arising out of a violation of the warranty of title contained in Section
                                                                       -------
12.1 hereof and the Lessor ceases to have title as contemplated by Section 12.1.
----                                                               ------------

     20.4  Cash Collateral.  To the extent the Depository Bank holds any
           ---------------
Collateral pursuant to the Cash Collateral Agreement and if, under the Cash Collateral Agreement or any Attachment thereto or Notice thereunder, the Lessor is entitled to give notice to the Depository Bank to apply such Collateral to any of its obligations hereunder or under the Operative Documents, whether in connection with the exercise of its Purchase Option, any purchase obligation or the exercise of its Remarketing Option, the Lessor or the Agent shall, upon receipt of such notice from the Lessee, direct the Depository Bank to apply such Cash Collateral to such obligations of the Lessee to the extent so directed by the Lessee.

     20.5  Partial Purchase Option Exercisable After Subdivision.  (a) The
           -----------------------------------------------------
Lessee may, in the Lessor's name, but at the Lessee's sole cost and expense, subdivide the Land Interest into not more than four (4) parcels (each such parcel, together with the Improvements, Fixtures, Modifications and Equipment located on such parcel, a "Subdivided Parcel"), in one or more transactions, in
                           -----------------
compliance with all Requirements of Law, provided that (i) no Lease Default has
                                         --------
occurred and is continuing, (ii) such subdivision does not materially impair the value, utility or remaining useful life of any Subdivided Parcel, (iii) the Lessee's obligations and the interests and Liens of the Lessor, the Agent and the Participants arising under this Lease and the other Operative Documents remain in full force and effect and are not diminished or subordinated in any respect as a result of such subdivision, and (iv) any obligations of the Lessor with respect to such subdivision are paid or performed by the Lessee at the Lessee's sole cost and expense. Upon the completion of any such subdivision, the Lessor shall allocate the Asset Termination Value among the Subdivided Parcels in accordance with the methodology set forth on Schedule V to the
                                                        -----------------
Participation Agreement, which shall be the purchase price applicable to each
-----------------------
Subdivided Parcel under this Section 20.5 (the "Partial Purchase Option Price").
                             ------------       -----------------------------

           (b) Upon completion of any subdivision of the Land Interest in accordance with Section 20.5(a), the Lessee shall have the option (exercisable
                ---------------
by giving the Lessor irrevocable written notice (the "Partial Purchase Notice")
                                                      -----------------------
of the Lessee's election to exercise
such option) without terminating this Lease to purchase, or to designate a third party to purchase, any Subdivided Parcel for the Partial Purchase Option Price applicable to such Subdivided Parcel on the date specified in such Partial Purchase Notice, which shall be a Payment Date (the "Partial Purchase Date").
                                                     ---------------------
The Lessee shall deliver any Partial Purchase Notice to the Lessor not less than thirty (30) days prior to the Partial Purchase Date. If the Lessee exercises its option to purchase any Subdivided Parcel pursuant to this Section 20.5 (a
                                                          ------------
"Partial Purchase Option"), so long as no Lease Default has occurred and is
 -----------------------
continuing, the Lessor shall transfer to the Lessee all of the Lessor's right, title and interest in and to the Subdivided Parcel specified in any Partial Purchase Notice as of the Partial Purchase Date upon receipt of the Partial Purchase Option Price applicable to such Subdivided Parcel and all Rent and other amounts then due and payable under this Lease and any other Operative Document, in accordance with Section 20.5(c). The Lessee may assign a Partial
                             ---------------
Purchase Option to a third party separately from any permitted assignment by the Lessee of its rights and obligations under Section 25.1 hereof without the
                                           ------------
consent of the Lessor; provided that the Lessee shall remain primarily liable
                       --------
for the performance of any such assignees in connection with the exercise of any Partial Purchase Option in accordance with Section 25.1 hereof. Upon payment to
                                           ------------
the Lessor of the Partial Purchase Option Price with respect to any Subdivided Parcel, the Asset Termination Value shall be reduced by the amount of the Partial Purchase Option Price paid.

           (c) In connection with the Lessee's exercise of a Partial Purchase Option with respect to any Subdivided Parcel, upon the applicable Partial Purchase Date and upon tender by the Lessee of the amounts set forth in Section
                                                                        -------
20.5(b), the Lessor shall execute and deliver to the Lessee (or to the Lessee's
-------
designee) at the Lessee's cost and expense a quitclaim or warranty deed to the extent required by local custom and by the Lessee's title insurance company to the extent necessary to enable the Lessee to obtain customary title insurance at closing of the Lessor's right, title and interest in such Subdivided Parcel (which shall include a release, quitclaim and assignment of all of the Lessor's right, title and interest in and to any Net Proceeds to the extent payable with respect to such Subdivided Parcel and not previously received by the Lessor), subject to the Permitted Liens and the Permitted Exceptions (other than Lessor Liens) and any encumbrance caused by the fault, neglect or intention of the Lessee, in recordable form and otherwise in conformity with local custom and free and clear of the Mortgage and any Lessor Liens attributable to the Lessor; provided that in the event a warranty deed is required, the Lessee shall defend,
--------
indemnify and hold harmless the Lessor from and against any and all Claims relating to title to such Subdivided Parcel other than Lessor Liens. The Improvements and the Equipment located on such Subdivided Parcel shall be conveyed to the Lessee "AS IS" and in their then present condition of title and physical condition.

                                  ARTICLE XXI

     21.1  Renewal.  (a) Subject to the conditions set forth herein, the Lessee,
           -------
at any time after the first anniversary of the Effective Date, shall have the option (the "Renewal Option") by written request (the "Renewal Request") to the
             --------------                            ---------------
Lessor, each Participant and the Agent given not later than ninety (90) days prior to the then Expiration Date to renew the Term for a one-year period commencing on the date following the Expiration Date then in effect. No later than the date (the "Renewal Response Date") which is thirty (30) days after such
                    ---------------------
request has been delivered to each of the Lessor, each Participant and the Agent, the Lessor will notify the Lessee in writing (with a copy to the Agent) whether or not it consents to such Renewal Request (which consent may be granted or denied in its sole discretion and may be conditioned on receipt of such financial information or other documentation as may be specified by the Lessor including without limitation a satisfactory appraisal of the Property), provided that if the Lessor shall fail to notify the
                            --------
Lessee on or prior to the Renewal Response Date, it shall be deemed to have denied such Renewal Request. The renewal of the Term contemplated by any Renewal Request shall become effective as of the Expiration Date then in effect on or after the Renewal Response Date on which the Lessor shall have consented to such Renewal Request; provided that such renewal shall be subject to and conditioned
                 --------
upon the following:


               (i) on both the Expiration Date then in effect and the date of the Renewal Request, (x) no Lease Default or Lease Event of Default shall have occurred and be continuing, and (y) the Lessor and the Agent shall have received a Responsible Officer's Certificate of the Lessee as to the matters set forth in clause (x) above,
                          ----------

               (ii)  the Lessee shall not have exercised the Remarketing Option,

               (iii) the Participants shall have agreed to extend the Maturity Date contemporaneously therewith pursuant to Section 3.7(b) of the
                                                  ---------------------
     Participation Agreement such that the Renewal Term will expire on the same
     -----------------------
     date as the extended Maturity Date, and

               (iv)  the Expiration Date shall not be extended for more than two
     (2) one-year periods pursuant to this Section 21.1.
                                           ------------


           (b) The renewal of this Lease shall be on the same terms and conditions as are set forth in this Lease for the original Term, with such modifications thereto, if any, as the parties hereto and to the other Operative Documents may negotiate based upon the current credit information regarding the Lessee, interest rates and such other factors as the Lessor may consider relevant.

                                 ARTICLE XXII

     22.1  Option to Remarket.  Subject to the fulfillment of each of the
           ------------------
conditions set forth in this Section 22.1, the Lessee shall have the option (the
                             ------------
"Remarketing Option") to market for the Lessor and complete the sale of all, but
 ------------------
not less than all, of the Lessor's interest in the Property on the Expiration Date for the Lessor or in the event the conditions specified in Section 17.2(h)
                                                                ---------------
have occurred.

     The Lessee's effective exercise and consummation of the Remarketing Option shall be subject to the due and timely fulfillment of each of the following provisions as of the dates set forth below.

           (a) Not later than one hundred eighty (180) days prior to the Expiration Date, the Lessee shall give to the Lessor written notice of the Lessee's exercise of the Remarketing Option, which exercise shall be irrevocable (except by delivery of a Purchase Notice and consummation of the exercise of the Purchase Option prior to the earlier of (i) the Expiration

Date or (ii) the date on which the Lessor enters into a binding contract to sell the Property pursuant to the exercise of the Remarketing Option).

          (b) The Lessee shall deliver to the Lessor an Environmental Audit of the Property together with its notice of exercise of the Remarketing Option. Such Environmental Audit shall be prepared by an environmental consultant selected by the Lessor in the Lessor's reasonable discretion and shall contain conclusions reasonably satisfactory to the Lessor as to the environmental status of the Property. If such Environmental Audit indicates any material exceptions reasonably requiring remedy or further investigation, the Lessee shall have also delivered a Phase Two environmental assessment by such environmental consultant prior to the Expiration Date showing the completion of the remedying of such exceptions in compliance with Applicable Law.

          (c) On the date of the Lessee's notice to the Lessor of the Lessee's exercise of the Remarketing Option (other than pursuant to Section 17.2(h)), no
                                                           ---------------
Lease Event of Default or Lease Default shall exist, and thereafter, no uncured Lease Event of Default or Lease Default shall exist.

          (d) The Lessee shall have completed in all Material respects all Modifications, restoration and rebuilding of the Property pursuant to Sections
                                                                      --------
11.1 and 15.1 (as the case may be) and shall have fulfilled in all Material
-------------
respects all of the conditions and requirements in connection therewith pursuant to said Sections, in each case by the date on which the Lessor receives the Lessee's notice of the Lessee's exercise of the Remarketing Option (time being of the essence), regardless of whether the same shall be within the Lessee's control. The Lessee shall have also paid the cost of all Modifications commenced prior to the Expiration Date. The Lessee shall not have been excused pursuant to Section 13.1 from complying with any Applicable Law that involved
            ------------
the extension of the ultimate imposition of such Applicable Law beyond the last day of the Term. Any Liens (other than Lessor Liens) on the Property that were contested by the Lessee shall have been removed before the Expiration Date.

          (e) During the Marketing Period, the Lessee shall, as nonexclusive agent for the Lessor, use commercially reasonable efforts to sell the Lessor's interest in the Property on or prior to the Expiration Date (without diminishing the Lessee's obligation to consummate the sale on the Expiration Date) and will attempt to obtain the highest purchase price therefor and for not less than the Fair Market Sales Value. The Lessee will be responsible for hiring and compensating brokers and making the Property available for inspection by prospective purchasers. The Lessee shall promptly upon request permit inspection of the Property and any maintenance records relating to the Property by the Lessor, any Participant and any potential purchasers, and shall otherwise do all things necessary to sell and deliver possession of the Property to any purchaser. All such marketing of the Property shall be at the Lessee's sole expense. The Lessee shall allow the Lessor and any potential qualified purchaser reasonable access to the Property for the purpose of inspecting the same.

          (f) The Lessee shall submit all bids to the Lessor, the Agent and the Participants, and the Lessor will have the right to review the same and the right to submit any one or more bids. All bids shall be on an all-cash basis unless the Lessor, the Agent and the

Participants shall otherwise agree in their sole discretion. The Lessee shall procure bids from one or more bona fide prospective purchasers and shall deliver to the Lessor, the Agent and the Participants not less than ninety (90) days prior to the Expiration Date a binding written unconditional (except as set forth below), irrevocable offer by such purchaser or purchasers offering the highest bid to purchase the Property. No such purchaser shall be the Lessee, or any Subsidiary or Affiliate of the Lessee. The written offer must specify the Expiration Date as the closing date unless the Lessor, the Agent and the Participants shall otherwise agree in their sole discretion.

          (g) In connection with any such sale of the Property, the Lessee will provide to the purchaser all customary "seller's" indemnities, representations and warranties regarding title, absence of Liens (except Lessor Liens) and the condition of the Property, as well as such other terms and conditions as may be negotiated between the Lessee and the purchaser. The Lessee shall have obtained, at its cost and expense, all required governmental and regulatory consents and approvals and shall have made all filings as required by Applicable Law in order to carry out and complete the transfer of the Property and the Lessor shall reasonably cooperate, at the Lessees's expense, with the Lessee to obtain said items. As to the Lessor, any such sale shall be made on an "as is, with all faults" basis without representation or warranty by the Lessor other than the absence of Lessor Liens. Any agreement as to such sale shall be made subject to the Lessor's rights under this Section 22.1.
                                          ------------

          (h) The Lessee shall pay directly, and not from the sale proceeds, all prorations, credits, costs and expenses of the sale of the Property, whether incurred by the Lessor or the Lessee, including without limitation, the cost of all title insurance, surveys, environmental reports, appraisals, transfer taxes, the Lessor's and the Agent's reasonable attorneys' fees, the Lessee's attorneys' fees, commissions, escrow fees, recording fees, and all applicable documentary and other transfer taxes.

          (i) The Lessee shall pay to the Agent on or prior to the Expiration Date (or to such other Person as the Agent shall notify the Lessee in writing, or in the case of Supplemental Rent, to the Person entitled thereto) an amount equal to the Residual Value Guarantee Amount, plus all Rent and all other amounts under this Lease and the other Operative Documents which have accrued or will accrue prior to or as of the Expiration Date, in the type of funds specified in Section 3.4 hereof.
             -----------

          (j) If the selling price of the Property is less than the difference between (A) the Asset Termination Value minus (B) the Residual Value Guarantee Amount, then the Lessee shall have caused to be delivered to the Lessor, the Agent and each Participant the appraisal required by Section 13.2 of the
                                                     -------------------
Participation Agreement thirty (30) Business Days prior to the Expiration Date
-----------------------
and shall pay to the Agent on or prior to the Expiration Date (or to such other person as the Agent shall notify the Lessee in writing) the amounts required to be paid pursuant to Section 13.2 of the Participation Agreement.
                    -------------------------------------------

          (k) The purchase of the Property shall be consummated on the Expiration Date following the payment by the Lessee pursuant to paragraphs (i)
                                                                --------------
and (j) above and contemporaneously with the Lessee's surrender of the Property
-------
pursuant to Section 19.1(b) and
            ---------------
and the gross proceeds (the "Gross Proceeds") of the sale of the Property (i.e.,
                             --------------
without deduction for any marketing, closing or other costs, prorations or commissions) shall be paid directly to the Agent; provided, however, that if the
                                                  --------  -------
sum of the Gross Proceeds from such sale plus the Residual Value Guarantee Amount paid by the Lessee pursuant to paragraph (i) above and the proceeds of
                                      ------------
the collateral applied thereto under Section 20.4 exceeds the Asset Termination
                                     ------------
Value, then the excess shall be paid to the Lessee on the Expiration Date.

          (l) The Lessee shall not be entitled to exercise or consummate the Remarketing Option if a circumstance that would permit the Lessor to require the Lessee to repurchase the Property under Section 16.3 exists and is continuing.
                                        ------------

          If one or more of the foregoing provisions shall not be fulfilled as of the date set forth above, or the Property is not purchased as aforesaid, then the Lessor shall declare by written notice to the Lessee the Remarketing Option to be null and void as to the Property, in which event all of the Lessee's rights under this Section 22.1 shall immediately terminate and the Lessee shall
                  ------------
be obligated to purchase all of the Lessor's interest in the Property pursuant to Section 20.2 on the Expiration Date. Notwithstanding the foregoing, the
   ------------
Lessee may at any time during the Marketing Period exercise its Purchase Option in accordance with Section 20.2 hereof, provided, that the Lessee shall bear all
                   ------------         --------
costs arising out of or attributable to the cessation of remarketing efforts, including any costs, expenses, damages or liability which may be alleged by any prospective purchaser of the Property.

          Except as expressly set forth herein, the Lessee shall have no right, power or authority to bind the Lessor in connection with any proposed sale of the Property.

    22.2  Certain Obligations Continue.  During the Marketing Period, the
          ----------------------------
obligation of the Lessee to pay Rent (including the installment of Basic Rent due on the fifth anniversary of the Effective Date or at the end of a Renewal Term, or on the Expiration Date, as the case may be) shall continue undiminished until payment in full to the Agent of the Gross Proceeds, the Residual Value Guarantee Amount, and all other amounts due to the Lessor with respect to the Property under the Operative Documents. The Lessor shall have the right, but shall be under no duty, to solicit bids, to inquire into the efforts of the Lessee to obtain bids or otherwise to take action in connection with any such sale, other than as expressly provided in this Article XXII.
                                               ------------

    22.3  Support Obligations.  In the event that the Lessee does not elect to
          -------------------
purchase the Property on the Expiration Date or, pursuant to the Lessor's exercise of remedies under Article XVII, this Lease is terminated, the Lessee
                           ------------
shall provide the Lessor, effective on the Expiration Date, with (i) all permits, certificates of occupancy, governmental licenses and authorizations necessary to use and operate the Property for its intended purposes (to the extent such items are transferable or may be obtained by the Lessee on behalf of another party), (ii) such easements, licenses, rights-of-way and other rights and privileges in the nature of an easement as are reasonably necessary or desirable in connection with the use, repair, access to or maintenance of the Property as the Lessor shall request, and (iii) a services agreement covering such services as the Lessor may request in order to use and operate the Property for its intended purposes at such rates (not in excess of arm's length fair market rates) as shall be acceptable to the Lessor and the Lessee. All assignments, licenses, easements, agreements and other deliveries required by clauses (i) and (ii) of this Section 22.3 shall be in form satisfactory to the
-----------------------------------------
Lessor and shall be fully assignable (including both primary assignments and assignments given in the nature of security) without payment of any fee, cost or other charge.

                                 ARTICLE XXIII

     23.1  Holding Over.  If the Lessee shall for any reason remain in
           ------------
possession of the Property after the expiration or earlier termination of this Lease (unless the Property is conveyed to the Lessee), such possession shall be as a tenancy at sufferance during which time the Lessee shall continue to pay Supplemental Rent that would be payable by the Lessee hereunder were the Lease then in full force and effect and the Lessee shall continue to pay Basic Rent at an annual rate equal to 110% of the average rate of Basic Rent payable hereunder during the Term. Such Basic Rent shall be payable from time to time upon demand by the Lessor. During any period of tenancy at sufferance, the Lessee shall, subject to the second preceding sentence, be obligated to perform and observe all of the terms, covenants and conditions of this Lease, but shall have no rights hereunder other than the right, to the extent given by law to tenants at sufferance, to continue its occupancy and use of the Property. Nothing contained in this Article XXIII shall constitute the consent, express or
                  -------------
implied, of the Lessor to the holding over of the Lessee after the expiration or earlier termination of this Lease (unless the Property is conveyed to the Lessee), and nothing contained herein shall be read or construed to relieve the Lessee of its obligations to purchase or remarket the Property on the Expiration Date pursuant to Article XX or Article XXII or as preventing the Lessor from
                 ----------    ------------
maintaining a suit for possession of the Property or exercising any other remedy available to the Lessor at law or in equity or hereunder.

                                  ARTICLE XXIV

     24.1  Risk of Loss.  During the Term the risk of loss of or decrease in the
           ------------
enjoyment and beneficial use of the Property as a result of the damage or destruction thereof by fire, the elements, casualties, thefts, riots, wars or otherwise is assumed by the Lessee, and the Lessor shall in no event be answerable or accountable therefor.

                                  ARTICLE XXV

     25.1  Subletting and Assignment.  (a) The Lessee may assign with recourse
           -------------------------
this Lease or any of its rights or obligations hereunder in whole or in part to any Person, in which case the Lessee shall guarantee performance of the obligations of such assignee under this Lease by a guaranty in form and substance reasonably acceptable to the Lessor and the Required Participants.

           (b) The Lessee may, without the consent of the Lessor, sublease the Property or portion thereof to any Person, provided, that such sublease (i)
                                           --------
shall not materially and adversely affect any of the Lessor's interests, rights or remedies under the Lease or the Lessor's title to the Property, (ii) shall be made subject to and subordinated to this Lease and to the rights of the Lessor hereunder, and shall expressly provide for the surrender of the Property (or portion thereof) if, after a Lease Event of Default has occurred, the Lease is terminated and shall expressly provide for termination at or prior to the earlier of the applicable Expiration Date or other date of termination of this Lease, (iii) shall be assigned to the Lessor as collateral for the Lessee's obligations under this Lease and the other Operative Documents, and (iv) shall not permit the Property, or portion thereof, to be used for any purpose other than for administration, manufacturing, design research and development and warehouse facilities which are not more burdensome than the Lessee's use.

          (c)  Except as provided in Section 25.1(b), the Lessee shall not
                                     ---------------
sublease the Property or any portion thereof to any Person without the prior written consent of the Lessor, which consent shall not be unreasonably withheld. Within twenty (20) Business Days after the Lessee delivers to the Lessor notice of the proposed sublease, including a copy of the proposed sublease agreement, the Lessor shall either consent to such sublease on the terms specified in such sublease agreement or give notice to the Lessee of the reasons for withholding its consent. If requested by the Lessee, the Lessor and the applicable sublessee shall, at the Lessee's expense, execute and deliver a subordination, nondisturbance and attornment agreement with respect to any such sublease extending beyond the Expiration Date or other date of termination of this Lease in form reasonably satisfactory to the Lessor, the Lessee and the sublessee.

          (d) No assignment, sublease or other relinquishment of possession of the Property shall in any way discharge or diminish any of the Lessee's obligations to the Lessor hereunder and the Lessee shall remain directly and primarily liable under this Lease as to the Property, or portion thereof, so assigned or sublet.

                                  ARTICLE XXVI

    26.1  Estoppel Certificates.  At any time and from time to time upon not
          ---------------------
less than twenty (20) days' prior request by the Lessor or the Lessee (the "Requesting Party"), the other party (whichever party shall have received such
-----------------
request, the "Certifying Party") shall furnish to the Requesting Party (but not
              ----------------
more than four times per year unless required to satisfy the requirements of any sublessees and only to the extent that the required information has been provided to the Certifying Party by the other party) a certificate signed by an individual having the office of vice president or higher in the Certifying Party certifying that this Lease is in full force and effect (or that this Lease is in full force and effect as modified and setting forth the modifications); the dates to which the Basic Rent and Supplemental Rent have been paid; to the best knowledge of the signer of such certificate, whether or not the Requesting Party is in default under any of its obligations hereunder (and, if so, the nature of such alleged default); and such other matters under this Lease as the Requesting Party may reasonably request. Any such certificate furnished pursuant to this
Article XXVI may be relied upon by the Requesting Party, and any existing or
------------
prospective mortgagee, purchaser or lender, and any accountant or auditor, of, from or to the Requesting Party (or any Affiliate thereof).

                                 ARTICLE XXVII

    27.1  Right to Inspect.  During the Term, the Lessee shall upon reasonable
          ----------------
notice from the Lessor (except that no notice shall be required if a Lease Event of Default has occurred and is continuing), permit the Lessor, the Agent and their respective authorized representatives to inspect the Property during normal business hours, provided that such
                                                   --------
inspections shall not unreasonably interfere with the Lessee's business operations at the Property.

     27.2  No Waiver.  No failure by the Lessor or the Lessee to insist upon the
           ---------
strict performance of any term hereof or to exercise any right, power or remedy upon a default hereunder, and no acceptance of full or partial payment of Rent during the continuance of any such default, shall constitute a waiver of any such default or of any such term. To the fullest extent permitted by law, no waiver of any default shall affect or alter this Lease, and this Lease shall continue in full force and effect with respect to any other then existing or subsequent default.

                                 ARTICLE XXVIII

     28.1  Acceptance of Surrender.  No surrender to the Lessor of this Lease or
           -----------------------
of all or any portion of any Property or of any part of any thereof or of any interest therein shall be valid or effective unless agreed to and accepted in writing by the Lessor and, prior to the payment or performance of all obligations owed to the Participants under the Participation Agreement or the other Operative Documents and termination of the Participants' Commitments, the Agent, and no act by the Lessor or the Agent or any representative or agent of the Lessor or the Agent, other than a written acceptance, shall constitute an acceptance of any such surrender.

                                 ARTICLE XXIX

     29.1  No Merger of Title.  There shall be no merger of this Lease or of the
           ------------------
leasehold estate created hereby by reason of the fact that the same Person may acquire, own or hold, directly or indirectly, in whole or in part, (a) this Lease or the leasehold estate created hereby or any interest in this Lease or such leasehold estate, or (b) the fee estate in the Property, except as may expressly be stated in a written instrument duly executed and delivered by the appropriate Person.

                                  ARTICLE XXX

     30.1  Notices.  All notices, demands, requests, consents, approvals and
           -------
other communications hereunder shall be in writing and delivered (i) personally,
(ii) by a nationally recognized overnight courier service, (iii) by mail (by registered or certified mail, return receipt requested, postage prepaid) or (iv) by facsimile, addressed to the respective parties, as follows:

     If to the Lessee:

               Quantum Corporation
               500 McCarthy Boulevard
               Milpitas, California  95305
               Attention:  Lauren Halden
               Telephone:  (408) 894-4906
               Facsimile:  (408) 894-4562

     If to the Lessor:

               SELCO Service Corporation
               54 State Street
               Albany, New York  12207
               Attention:    Donald Davis
               Telephone:    (518) 486-8984
               Facsimile:    (518) 487-4635

     If to the Agent:

               The Bank of Nova Scotia
               580 California Street, Suite 2100
               San Francisco, California 94104
               Attention:    Chris Osborn
               Telephone:    (415) 986-1100
               Facsimile:    (415) 397-0791;

or such additional parties and/or other address as such party may hereafter designate (provided, however, in no event shall either party be obligated to
           --------  -------
notify, in the aggregate, more than five (5) designees of the other party), and shall be effective upon receipt or refusal thereof.

                                  ARTICLE XXXI

     31.1  Miscellaneous.  Anything contained in this Lease to the contrary
           -------------
notwithstanding, all claims against and liabilities of the Lessee or the Lessor arising from events commencing prior to the expiration or earlier termination of this Lease shall survive such expiration or earlier termination. If any term or provision of this Lease or any application thereof shall be declared invalid or unenforceable, the remainder of this Lease and any other application of such term or provision shall not be affected thereby. If any right or option of the Lessee provided in this Lease, including any right or option described in Articles XV, XVI, XX, XXI or XXII, would, in the absence of the limitation
---------------------------------
imposed by this sentence, be invalid or unenforceable as being in violation of the rule against perpetuities or any other rule of law relating to the vesting of an interest in or the suspension of the power of alienation of property, then such right or option shall be exercisable only during the period which shall end twenty-one (21) years after the date of death of the last survivor of the descendants of Franklin D. Roosevelt, the former president of the United States, Henry Ford, the deceased automobile manufacturer, and John D. Rockefeller, the founder of the Standard Oil Company, known to be alive on the date of the execution, acknowledgment and delivery of this Lease.

     31.2  Amendments and Modifications.  Subject to the requirements,
           ----------------------------
restrictions and conditions set forth in the Participation Agreement, neither this Lease, any Lease Supplement nor any provision hereof may be amended, waived, discharged or terminated except by an instrument in writing in recordable form signed by the Lessor and the Lessee. In the event of any conflict or inconsistency between the terms hereof and the terms of the Participation Agreement, the Participation Agreement shall control.

     31.3  Successors and Assigns.  All the terms and provisions of this Lease
           ----------------------
shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

     31.4  Headings and Table of Contents.  The headings and table of contents
           ------------------------------
in this Lease are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

     31.5  Counterparts.  This Lease may be executed in any number of
           ------------
counterparts, each of which shall be an original, but all of which shall together constitute one and the same instrument.

     31.6  GOVERNING LAW.  THIS LEASE SHALL BE GOVERNED BY, AND CONSTRUED AND
           -------------
INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ILLINOIS, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES, EXCEPT AS TO MATTERS RELATING TO THE CREATION OF THE LEASEHOLD ESTATE HEREUNDER AND THE EXERCISE OF RIGHTS AND REMEDIES WITH RESPECT THERETO, WHICH SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE IN WHICH SUCH ESTATE IS LOCATED. WITHOUT LIMITING THE FOREGOING, IN THE EVENT THAT THIS LEASE IS DEEMED TO CONSTITUTE A FINANCING, WHICH IS THE INTENTION OF THE PARTIES, THE LAWS OF THE STATE OF ILLINOIS, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES, SHALL GOVERN THE CREATION, TERMS AND PROVISIONS OF THE INDEBTEDNESS EVIDENCED HEREBY, BUT THE LIEN CREATED HEREBY AND THE ENFORCEMENT OF SAID LIEN SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE IN WHICH SUCH ESTATE IS LOCATED.

     31.7  Limitations on Recourse.  The parties hereto agree that the Lessor
           -----------------------
shall have no personal liability whatsoever to the Lessee or its respective successors and assigns for any claim based on or in respect of this Lease or any of the other Operative Documents or arising in any way from the transactions contemplated hereby or thereby; provided, however, that the Lessor shall be
                                --------  -------
liable in its individual capacity (a) for its own willful misconduct or gross negligence (or negligence in the handling of funds), (b) for liabilities that may result from the incorrectness of any representation or warranty expressly made by it in Section 8.1 of the Participation Agreement or (c) for any Taxes
              ------------------------------------------
based on or measured by any fees, commission or compensation received by it for acting as the Lessor as contemplated by the Operative Documents. It is understood and agreed that, except as provided in the preceding proviso: (i) the Lessor shall have no personal liability under any of the Operative Documents as a result of acting pursuant to and consistent with any of the Operative Documents; (ii) all obligations of the Lessor to the Lessee are solely nonrecourse obligations except to the extent that it has received payment from others and are enforceable solely against the Lessor's interest in the Property; and (iii) all such personal liability of the Lessor is expressly waived and released as a condition of, and as consideration for, the execution and delivery of the Operative Documents by the Lessor. Notwithstanding anything contained herein, the restriction stated in the preceding provisions of this Section 31.7
                                                                   ------------
shall not apply to liability of the Lessor arising because of a breach of the Lessor's obligation to remove Lessor Liens or because of its receiving Advances and failing to disburse Advances to Lessee in accordance with the Operative Documents, or failure to disburse proceeds from sale of the Property in accordance with this Lease.

     31.8  Original Executed Counterpart.  The single executed original of this
           -----------------------------
Lease marked "THIS COUNTERPART IS THE ORIGINAL EXECUTED COUNTERPART" on the signature page thereof and containing the receipt of the Agent therefor on or following the signature page thereof shall be the Original Executed Counterpart of this Lease (the "Original Executed Counterpart"). To the extent that this
                    -----------------------------
Lease constitutes chattel paper, as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction, no security interest in this Lease may be created through the transfer or possession of any counterpart other than the Original Executed Counterpart.

     31.9  Usury Savings Clause.  Nothing continued in this Lease or the other
           --------------------
Operative Documents shall be deemed to require the payment of interest or other charges by the Lessee or any other Person in excess of the amount which may lawfully be charged under any applicable usury laws. In the event that the Lessor or any other Person shall collect moneys under this Lease or any other Operative Document which are deemed to constitute interest (including, without limitation, the Basic Rent or Supplemental Rent) which would increase the effective interest rate to a rate in excess of that permitted to be charged by applicable law, all such sums deemed to constitute interest in excess of the legal rate shall, upon such determination, at the option of the Person to whom such payment was made, be returned to the Person making such payment or credited against other amounts owed by the person making such payment.

     31.10 Effect on Original Lease.  The Lessee and the Lessor agree that this
           ------------------------
Lease and Exhibit A and Appendix I attached hereto shall amend, restate in their
          ---------     ----------
entirety and replace, without notation, the Original Lease and Exhibit A and
                                                               ---------
Appendix I attached thereto; provided, however, that with respect to the period
----------                   --------  -------
prior to the Restructuring Date nothing contained herein shall (i) operate as a waiver of any right, power or remedy of the Lessor, the Agent or any Participant under the Original Lease or any other Operative Document or (ii) extinguish or impair any obligations of the Lessee under the Original Lease or any other Operative Document except to the extent any such obligation is actually satisfied by Lessee.

                            [signature page follows]

     IN WITNESS WHEREOF, the parties have caused this Lease be duly executed and delivered as of the date first above written.

                                 SELCO SERVICE CORPORATION, an Ohio corporation, as Lessor



                                 By: ___________________________________________
                                     Name:
                                     Title:


                                 QUANTUM CORPORATION, a Delaware corporation, as Lessee



                                 By: ___________________________________________
                                     Name:
                                     Title:


                       [ATTACH NOTARIAL ACKNOWLEDGMENTS]

             THIS COUNTERPART IS THE ORIGINAL EXECUTED COUNTERPART

     Receipt of this original counterpart of the foregoing Lease is hereby acknowledged as of July 12, 2000


                                     THE BANK OF NOVA SCOTIA, as Agent



                                     By: _______________________________________
                                         Name:
                                         Title:

                                   SCHEDULE 1
                                  TO THE LEASE

                   Amortization of Property Improvements Cost

                                      None

Prepared by and upon recording return to:


Thomas Y. Coleman, Esq.
Orrick, Herrington & Sutcliffe LLP
400 Sansome Street
San Francisco, CA  94111


                                  EXHIBIT A TO
                                   THE LEASE

                              AMENDED AND RESTATED
                             LEASE SUPPLEMENT NO. 1
                           (And Memorandum of Lease)


     THIS AMENDED AND RESTATED LEASE SUPPLEMENT NO. 1 (And Memorandum of Lease) (this "Lease Supplement") dated as of July 12, 2000, between SELCO Service
       ----------------
Corporation, an Ohio corporation, as successor in interest to Lease Plan North America, Inc., solely in its capacity as lessor (the "Lessor"), and Quantum
                                                      ------
Corporation, a Delaware corporation, as lessee (the "Lessee").
                                                     ------

     WHEREAS, the Lessor is the fee owner of the Land Interest described on
Schedule 1 hereto and wishes to lease the Land Interest and all Improvements
----------
thereon or which may thereafter be constructed thereon pursuant to the Construction Agency Agreement or the Lease to the Lessee (the Land Interest and such Improvements being collectively called the "Property");
                                                 --------

     NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     SECTION 1.  Definitions; Interpretation.  For purposes of this Lease
                 ---------------------------
Supplement, capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in Appendix 1 to the Amended and Restated Master Lease, dated as of July 12, 2000 (the "Lease"), between the Lessee and
                                              -----
the Lessor; and the rules of interpretation set forth in Appendix 1 to the Lease shall apply to this Lease Supplement.

     SECTION 2.  The Property.  Attached hereto as Schedule I is the description
                 ------------                      ----------
of a certain Land Interest. Effective upon the execution and delivery of this Lease Supplement by the Lessor and the Lessee, the Property shall be subject to the terms and provisions of the Lease. Subject to the terms and conditions of the Lease, the Lessor hereby leases to the Lessee for the Term (as defined below) of the Lease, the Lessor's interest in the Property, and the Lessee hereby agrees, expressly for the direct benefit of the Lessor, to lease from the Lessor for the Term, the Lessor's interest in the Property.

     SECTION 3.  Parties and Addresses.  The Lease is between the Lessor, whose
                 ---------------------
principal office is at 54 State Street, Albany, New York 12207, and the Lessee, whose principal office is 500 McCarthy Boulevard, Milpitas, California 95305.

     SECTION 4.  Lease Term.  The term of this Lease (the "Term") shall begin on
                 ----------                                ----
August 22, 1997, and shall end on April 19, 2003, unless the Term is renewed or earlier terminated in accordance with the provisions of the Lease. The Lease contains two option periods of one year each, which give Lessee the right, subject to the terms thereof, to extend the term of the Lease.

     SECTION 5.  Ownership of the Property.  (a) It is the intent of the parties
                 -------------------------
hereto that: (i) the Lease constitutes an "operating lease" pursuant to Statement of Financial Accounting Standards No. 13, as amended, for purposes of Lessee's financial reporting, and (ii) for purposes of Federal and state income tax, the transaction contemplated hereby and by the Lease is a financing arrangement and preserves ownership in the Property in the Lessee.
Nevertheless, the Lessee acknowledges and agrees that neither the Agent, the Lessor nor any Participant has made any representations or warranties to the Lessee concerning the tax, accounting or legal characteristics of the Operative Documents and that the Lessee has obtained and relied upon such tax, accounting and legal advice concerning the Operative Documents as it deems appropriate. Accordingly, and notwithstanding any provision of this Lease to the contrary, the Lessor and the Lessee agree and declare that: (i) the transactions contemplated hereby are intended to have a dual, rather than a single, form; and
(ii) all references in this Lease to the "lease" of the Property which fail to reference such dual form do so as a matter of convenience only and do not reflect the intent of the Lessor and the Lessee as to the true form of such arrangements.

          (b) Anything to the contrary in the Operative Documents notwithstanding, the Lessor and the Lessee intend and agree that with respect to the nature of the transactions evidenced by the Lease in the context of the exercise of remedies under the Operative Documents, including, without limitation, in the case of any insolvency or receivership proceedings or a petition under the United States bankruptcy laws or any other applicable insolvency laws or statute of the United States of America or any State or Commonwealth thereof affecting the Lessee, the Lessor or any Participant or any enforcement or collection actions, (i) the transactions evidenced by the Lease are loans made by the Lessor and the Participants as unrelated third party lenders to the Lessee secured by the Property, (ii) the obligations of the Lessee under the Lease to pay Basic Rent and Supplemental Rent or Asset Termination Value in connection with any purchase of the Property pursuant to the Lease shall be treated as payments of interest on and principal of, respectively, loans from the Lessor and the Participants to the Lessee, and
(iii) the Lease grants a security interest and mortgage or deed of trust or lien, as the case may be, in the Property and the collateral described in the Mortgage to the Lessor, the Agent and the Participants to secure the Lessee's performance under and payment of all amounts under the Lease and the other Operative Documents.

          (c)    Specifically, but without limiting the generality of subsection
                                                                      ----------
(b) of this Section 5, the Lessor and the Lessee further intend and agree that,
---------------------
for the purpose of securing the Lessee's obligations for the repayment of the above-described loans from the Certificate Purchaser and the Lenders to the Lessee, (i) the Lease shall also be deemed to be a security agreement and financing statement within the meaning of Article 9 of the Uniform Commercial Code and a real property mortgage or deed of trust; (ii) the conveyance provided for hereby and in Article II of the Lease shall be deemed to be a grant by the
                  -----------------------
Lessee to the Lessor, the Agent and the Participants of a mortgage lien and security interest in all of the Lessee's right, title and interest in and to the Property and the collateral described in the Mortgage and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, investments, securities or other property, whether in the form of cash, investments, securities or other property (it being understood that the Lessee hereby mortgages and warrants and grants a security interest in the Property and the collateral described in the Mortgage to the Lessor, the Agent and the Participants to secure the loans); (iii) the possession by the Lessor or any of its agents of notes and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest pursuant to Section 9-305 of the Uniform Commercial Code; and (iv) notifications to Persons holding such property, and acknowledgments, receipts or confirmations from financial intermediaries, bankers or agents (as applicable) of the Lessee shall be deemed to have been given for the purpose of perfecting such security interest under Applicable Law. The Lessor and the Lessee shall, to the extent consistent with the Lease, take such actions and execute, deliver, file and record such other documents, financing statements, mortgages and deeds of trust as may be necessary to ensure that, if the Lease and this Lease Supplement were deemed to create a security interest in the Property in accordance with this Section, such security interest would be deemed to be a perfected security interest of first priority under Applicable Law and will be maintained as such throughout the Term.

          (d) Specifically, without limiting the generality of anything contained in this Section 5, the Lessor and the Lessee further intend and agree
                  ---------
that, for purposes of filing federal, state and local returns, reports and other statements relating to income or franchise taxes, or any other taxes imposed upon or measured by income, (i) the Lessee shall be entitled to take any deduction, credit, allowance or other reporting position consistent with its status as owner of the Property; and (ii) neither the Lessor nor the Participants shall take a position on their respective federal, state and local returns, reports and other statements relating to income or franchise taxes that is inconsistent with the Lessee's status as owner of the Property, provided that
                                                                   --------
the Lessor and any Participant may take a position that is inconsistent with the Lessee's status as owner of the Property if: (x) there has been a change in law or regulation so requiring as supported by an opinion of counsel reasonably acceptable to the Lessee that there is not substantial authority for such a consistent reporting position; or (y) (A) there has been an administrative or judicial holding that the Lessee is not the owner of the Property for such tax purposes, (B) the Lessee has no right to contest such holding pursuant to
Section 13.5 of the Participation Agreement, and (C) the Lessee's lack of right
-------------------------------------------
to contest is not the result of an Indemnitee's waiver of its right to indemnification pursuant to Section 13.5(f)(iii) of the Participation Agreement
                            ---------------------------------------------------
or failure of the amount at issue to exceed the minimum amount set forth in
Section 13.5(f)(iv)(B) of the Participation Agreement.
-----------------------------------------------------

     SECTION 6.  Remedies.  Without limiting any other remedies set forth in the
                 --------
Lease, in the event that a court of competent jurisdiction rules that the Lease constitutes a mortgage, deed or trust or other secured financing as is the intent of the parties, then the Lessor and the Lessee agree that (i) the Lessee hereby grants a Lien against the Property WITH POWER OF SALE, and that upon the occurrence of a Lease Event of Default, the Lessor shall have the power and authority, to the extent provided by law, after proper notice and lapse of such time as may be required by law, to sell the Property at the time and place of sale fixed by the Lessor in said notice of sale, either as a whole, or in separate lots or parcels or items and in such order as the

Lessor may elect, at auction to the highest bidder for cash in lawful money of the United States payable at the time of sale; accordingly, it is acknowledged that A POWER OF SALE HAS BEEN GRANTED IN THIS INSTRUMENT; A POWER OF SALE MAY ALLOW THE LESSOR TO TAKE THE PROPERTY AND SELL IT WITHOUT GOING TO COURT IN A FORECLOSURE ACTION UPON DEFAULT BY THE LESSEE UNDER THIS INSTRUMENT, and (ii) upon the occurrence of a Lease Event of Default, the Lessor, in lieu of or in addition to exercising any power of sale hereinabove given, may proceed by a suit or suits in equity or at law, whether for a foreclosure hereunder, or for the sale of the Property, or against the Lessee on a recourse basis for the Asset Termination Value, or for the specific performance of any covenant or agreement herein contained or in aid of the execution of any power herein granted, or for the appointment of a receiver pending any foreclosure hereunder or the sale of the Property, or for the enforcement of any other appropriate legal or equitable remedy. The parties hereto intend that, in addition to any other debt or obligation secured by the Lien granted pursuant to this Section 6,
                                                                      ---------
such Lien shall secure unpaid balances of Rent and Supplemental Rent and other extensions of credit made by the Lessor to the Lessee after this Lease is delivered to the appropriate recording offices of Colorado, whether made pursuant to an obligation of the Lessee or otherwise, and such Rent and Supplemental Rent shall be secured to the same extent as if such future payment obligations of Rent and Supplemental Rent were on account of obligatory advances to be made under a construction loan; provided such obligations secured hereby
                                      --------
at any one time shall not exceed the lesser of : (i) the maximum principal sum permitted by the laws of Colorado; or (ii) one hundred thirty-two million dollars ($132,000,000) together with interest or Yield thereon calculated at the rates provided in the Participation Agreement.

     SECTION 7.  Purchase Option.  Sections 17.2(h) and Articles XIX and XX of
                 ---------------   -------------------------------------------
the Lease contain various purchase options which may be exercised by Lessee
---------
during the term of the Lease subject to the terms and conditions of said Articles XIX and XX of the Lease.
--------------------------------

     SECTION 8.  Liens.  (a) THIS LEASE IS SUPERIOR TO A DEED OF TRUST DATED AS
                 -----
OF AUGUST 22, 1997, IN FAVOR OF ABN AMRO BANK N.V., SAN FRANCISCO INTERNATIONAL BRANCH, AS AGENT (THE "ORIGINAL AGENT"), UNDER THE PARTICIPATION AGREEMENT,
                       --------------
DATED AS OF AUGUST 22, 1997 (THE "ORIGINAL PARTICIPATION AGREEMENT"), AMONG THE
                                  --------------------------------
LESSEE, LEASE PLAN NORTH AMERICA, INC., AS LESSOR (THE "ORIGINAL LESSOR"), THE
                                                        ---------------
ORIGINAL AGENT AND THE PARTICIPANTS. THE LESSOR IS THE SUCCESSOR IN INTEREST TO THE ORIGINAL LESSOR AND THE ORIGINAL PARTICIPATION AGREEMENT HAS BEEN AMENDED AND RESTATED BY THE AMENDED AND RESTATED PARTICIPATION AGREEMENT, DATED AS OF JULY 12, 2000 (THE "PARTICIPATION AGREEMENT"), AMONG THE LESSEE, THE LESSOR, THE
                    -----------------------
PARTICIPANTS AND THE BANK OF NOVA SCOTIA, THE SUCCESSOR IN INTEREST TO THE ORIGINAL AGENT (THE "AGENT").
                     -----

     (b) NOTICE IS HEREBY GIVEN THAT NEITHER THE LESSOR, ANY PARTICIPANT NOR THE AGENT IS OR SHALL BE LIABLE FOR ANY LABOR, SERVICES OR MATERIALS FURNISHED OR TO BE FURNISHED TO THE LESSEE, OR TO ANYONE HOLDING THE PROPERTY OR ANY PART THEREOF THROUGH OR UNDER THE LESSEE, AND THAT NO MECHANICS'S OR OTHER LIENS FOR ANY

SUCH LABOR, SERVICES OR MATERIALS SHALL ATTACH TO OR AFFECT THE INTEREST OF THE LESSOR IN AND TO THE PROPERTY.

     SECTION 9.  Ratification.  Except as specifically modified hereby, the
                 ------------
terms and provisions of the Lease are hereby ratified and confirmed and remain in full force and effect.

     SECTION 10. Original Executed Counterpart.  The single executed original
                 -----------------------------
of this Lease Supplement marked "THIS COUNTERPART IS THE ORIGINAL EXECUTED COUNTERPART" on the signature page thereof and containing the receipt of the Agent therefor on or following the signature page thereof shall be the Original Executed Counterpart of this Lease Supplement (the "Original Executed
                                                    -----------------
Counterpart").  To the extent that this Lease Supplement constitutes chattel
-----------
paper, as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction, no security interest in this Lease Supplement may be created through the transfer or possession of any counterpart other than the Original Executed Counterpart.

     SECTION 11. GOVERNING LAW.  THE LEASE SHALL BE GOVERNED BY, AND CONSTRUED
                 -------------
AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ILLINOIS, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES, EXCEPT AS TO MATTERS RELATING TO THE CREATION OF THE LEASEHOLD ESTATE THEREUNDER AND THE EXERCISE OF RIGHTS AND REMEDIES WITH RESPECT THERETO, WHICH SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE IN WHICH THE ESTATE IS LOCATED. WITHOUT LIMITING THE FOREGOING, IN THE EVENT THAT THE LEASE IS DEEMED TO CONSTITUTE A FINANCING, WHICH IS THE INTENTION OF THE PARTIES, THE LAWS OF THE STATE OF ILLINOIS, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES, SHALL GOVERN THE CREATION, TERMS AND PROVISIONS OF THE INDEBTEDNESS EVIDENCED HEREBY, BUT THE LIEN CREATED HEREBY AND THE ENFORCEMENT OF SAID LIEN SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE IN WHICH THE ESTATE IS LOCATED.

     SECTION 12. Counterpart Execution.  This Lease Supplement may be executed
                 ---------------------
in any number of counterparts and by each of the parties hereto in separate counterparts, all such counterparts together constituting but one and the same instrument.

     SECTION 13. Effect on Original Lease Supplement.  The Lessee and the Lessor
                 -----------------------------------
agree that this Lease Supplement shall amend, restate in its entirety and replace, without notation, the Lease Supplement No. 1 (and Memorandum of Lease), dated as of August 22, 1997 (the "Original Lease Supplement"), between the
                                  -------------------------
Original Lessor and the Lessee; provided, however, that with respect to the
                                --------  -------
period prior to the Restructuring Date nothing contained herein shall (i) operate as a waiver of any right, power or remedy of the Lessor, the Agent or any Participant under the Original Lease Supplement or any other Operative Document or (ii) extinguish or impair any obligations of the Lessee under the Original Lease Supplement or any other Operative Document except to the extent any such obligation is actually satisfied by Lessee.

                            [signature page follows]

     IN WITNESS WHEREOF, each of the parties hereto has caused this Lease Supplement to be duly executed by an officer thereunto duly authorized as of the date and year first above written.


                                 SELCO SERVICE CORPORATION, an Ohio corporation, as Lessor



                                 By: ___________________________________________
                                     Name:
                                     Title:


                                 QUANTUM CORPORATION, a Delaware corporation, as Lessee



                                 By: ___________________________________________
                                     Name:
                                     Title:


                       [ATTACH NOTARIAL ACKNOWLEDGMENTS]

             THIS COUNTERPART IS THE ORIGINAL EXECUTED COUNTERPART

     Receipt of this original counterpart of the foregoing Lease Supplement is hereby acknowledged as of July 12, 2000.


                                        THE BANK OF NOVA SCOTIA, as Agent



                                        By: ____________________________________
                                            Name:
                                            Title:

                               SCHEDULE I TO THE
                  AMENDED AND RESTATED LEASE SUPPLEMENT NO. 1

                              Property Description



Lot 1, Fairlane Technology Park Filing No. 4, City of Colorado Springs, El Paso County, Colorado, recorded August 22, 1997, under Reception Number 97098095.

                             EXHIBIT B TO THE LEASE


                          [FORM OF EQUIPMENT SCHEDULE]
                             EQUIPMENT SCHEDULE NO.

Forming a part of Master Lease dated as of August 22, 1997 (the "Lease"),
                                                                 -----
between Lease Plan North America, Inc., as Lessor (the "Lessor"), and Quantum
                                                        ------
Corporation, a Delaware corporation, as Lessee (the "Lessee").
                                                     ------

     1. EQUIPMENT. The Equipment leased hereunder shall be as set forth in the schedule attached hereto as Annex A.

                TOTAL PROPERTY IMPROVEMENTS COST: $____________

     2. TERM. Upon and after the date of execution hereof, the Equipment shall be subject to the terms and conditions provided herein and in the Lease (which is incorporated herein by reference).

     3. RENT. From and after the date hereof, the Basic Rent for said Equipment during the Basic Lease Term shall be payable on the dates and in the amounts set forth in Article III of the Lease which is incorporated herein by
                     ------------------------
reference.

     4. LESSEE CONFIRMATION. Lessee hereby confirms and warrants to Lessor that the Equipment: (a) was duly delivered to Lessee on or prior to the date hereof at the locations specified in Section 5 hereof; (b) has been received,
                                     ---------
inspected and determined to be in compliance with all applicable specifications and that the Equipment is hereby accepted for all purposes of the Lease; and (c) is a part of the "Equipment" referred to in the Lease and is taken subject to all terms and conditions therein and herein provided.

     5. LOCATION OF EQUIPMENT. The locations of the Equipment are specified on the Schedule of Equipment attached hereto as Annex A.

     6. FINANCING STATEMENTS. Annex B attached hereto specifies the location of all UCC financing statements or other similar documents under applicable law covering the Equipment.

     Date of Execution: ____________, ____

LEASE PLAN NORTH AMERICA, INC., an            QUANTUM CORPORATION, a Delaware
Illinois corporation                          corporation


By: ____________________________________      By: ______________________________
Name: __________________________________      Name: ____________________________
Title: _________________________________      Title: ___________________________

                                   ANNEX A TO
                               EQUIPMENT SCHEDULE



                                   EQUIPMENT

Approved by _____________________________ (Lessee to initial each page).

Page No. ___ of ___ total pages

Attached Bill of Sale dated __________________ and Equipment Schedule No. ____.

Equipment located at:
_________________________
Street No.

___________________   _________________________   __________________  __________
City                  County                      State               Zip


This location is ____ owned,  x  leased,  x  mortgaged.
                             ---         ---

Manufacturer and/or Vendor              Description            Equipment Cost
 Name & Invoice No.


                            See Schedule 1 Attached

                                   ANNEX B TO
                               EQUIPMENT SCHEDULE



                         FINANCING STATEMENTS COVERING
                                   EQUIPMENT

Secured Party         Statement No.         Filing Date        Filing Location
-------------         ------------          -----------        ---------------